SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [ ]

                       Post-Effective Amendment No. 4                   [X]
                             (File No. 333-84121)
                                     and/or
     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [ ]
                              Amendment No. 19                          [X]
                            (File No. 811-09515)
                      (Check appropriate box or boxes.)

                            Exact Name of Registrant:
                    American Enterprise Variable Life Account

                               Name of Depositor:
                   AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

          Address of Depositor's Principal Executive Offices, Zip Code
               Depositor's Telephone Number, including Area Code:

                            829 AXP Financial Center
                              Minneapolis, MN 55474
                                 (800) 333-3437

                     Name and Address of Agent for Service:

                            Mary Ellyn Minenko, Esq.
                           50607 AXP Financial Center
                              Minneapolis, MN 55474

Approximate Date of Proposed Public Offering _____N/A__________________

It is proposed that this filing will become effective (check appropriate box)

     [ ]   immediately upon filing pursuant to paragraph (b)
     [ ]   on (date) pursuant to paragraph (b)
     [ ]   60 days after filing pursuant to paragraph (a)(1)
     [X]   on May 1, 2003 pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus


May 1, 2003

American Express
Signature
Variable Universal Life(R)

AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

Issued by:          American Enterprise Life Insurance Company
                    829 AXP Financial Center
                    Minneapolis, MN 55474
                    Phone: (800) 333-3437
                    Web site address: americanexpress.com

                    American Enterprise Variable Life Account

This prospectus contains information about the life insurance policy that you should know before investing in American Express (R) Signature Variable Universal Life (SIG-VUL).

The purpose of the policy is to provide life insurance protection on the life of the insured and to potentially build policy value. The policy is a long-term investment that provides a death benefit that we pay to the beneficiary upon the insured's death. You may direct your net premiums or transfers to:


o    A fixed account to which we credit interest.

o    Subaccounts that invest in underlying funds.


Prospectuses are also available for the underlying funds that are investment options under the policy. Please read all prospectuses carefully and keep them for future reference.


Please note that your investments in a policy and its underlying funds:

o    Are NOT deposits or obligations of a bank or financial institution;

o Are NOT insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and

o Are subject to risks including loss of the amount you invested and the policy ending without value.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Policy Benefits and Risks
         Policy Benefits
         Policy Risks
         Fund Risks
Fee Tables
         Transaction Fees
         Charges Other Than Fund Operating Expenses
         Annual Operating Expenses of the Funds
Loads, Fees and Charges
         Premium Expense Charge
         Monthly Deduction
         Surrender Charge
         Partial Surrender Charge
         Mortality and Expense Risk Charge
         Transfer Charge
         Annual Operating Expenses of the Funds
         Effect of Loads, Fees and Charges
         Other Information on Charges

AEL

The Variable Account
The Funds
         Relationship Between Funds and Subaccounts
         Substitution of Investments
Voting Rights
The Fixed Account
Purchasing Your Policy
         Application
         Premiums
Policy Value
         Fixed Account
         Subaccounts

Policy Value Credits
Keeping The Policy in Force
         No Lapse Guarantee

         Grace Period
         Reinstatement
         Exchange Right
Proceeds Payable Upon Death
         Change in Death Benefit Option
         Changes in Specified Amount
         Misstatement of Age or Sex
         Suicide
         Beneficiary
Transfers Between the Fixed Account and Subaccounts
         Restrictions on Transfers
         Fixed Account Transfer Policies
         Minimum Transfer Amounts
         Maximum Transfer Amounts
         Maximum Number of Transfers Per Year
         Automated Transfers
         Automated Dollar-Cost Averaging
         Asset Rebalancing
Policy Loans
         Minimum Loan Amounts
         Maximum Loan Amounts
         Allocation of Loans to Accounts
         Repayments
         Overdue Interest
         Effect of Policy Loans
Policy Surrenders
         Total Surrenders
         Partial Surrenders
Two Ways to Request a Transfer, Loan or Surrender
Payment of Policy Proceeds
         Payment Options
         Deferral of Payments
Federal Taxes

AEL's Tax Status

         Taxation of Policy Proceeds
         Modified Endowment Contracts
         Other Tax Considerations
Legal Proceedings
Policy Illustrations
         Understanding the Illustrations
Key Terms
Financial Statements

Policy Benefits and Risks


This summary describes the policy's important benefits and risks. The sections in the prospectus following this summary discuss the policy's benefits, risks and other provisions in more detail. For your convenience, we have defined certain words and phrases used in this prospectus in the "Key Terms" section.


POLICY BENEFITS
---------------------------- ---------------------------------- ---------------------------------------------------------------
POLICY BENEFIT               WHAT IT MEANS                      HOW IT WORKS
---------------------------- ---------------------------------- ---------------------------------------------------------------
Death Benefit                We will pay a benefit to the       The relationship between the policy value and the death
                             beneficiary of the policy when     benefit depends on which of two death benefit options you
                             the insured dies. Before the       choose:
                             insured's attained insurance age
                             100, your policy's death benefit   o  Option 1(level amount): The death benefit is the greater
                             can never be less than the            of the specified amount or a percentage of policy value.
                             specified amount unless you
                             change that amount or your         o  Option 2 (variable amount): The death benefit is the
                             policy has outstanding                greater of the specified amount plus the policy value, or
                             indebtedness.                         a percentage of policy value.

                                                                You may change the death benefit option or specified amount within certain limits, but doing so generally will affect
                                                                policy charges.

                                                                On or after the insured's attained insurance age 100, the
                                                                   death benefit will be the cash surrender value.
---------------------------- ---------------------------------- ---------------------------------------------------------------
Optional Insurance Benefits  You may add optional benefits to   Available riders you may add:
                             your policy at an additional
                             cost, in the form of riders (if    o    Accidental Death Benefit Rider (ADB):  ADB provides
                             you meet certain requirements).         an additional death benefit if the insured's death is
                             The amounts of these benefits do        caused by accidental injury.
                             not vary with investment
                             experience of the variable         o    Additional Insured Rider (AIR): AIR provides a
                             account. Certain restrictions           level, adjustable death benefit on the life of each
                             apply and are clearly described         additional insured covered.
                             in the applicable rider.
                                                                o    Children's Insurance Rider (CIR):  CIR provides
                                                                     level term coverage on each eligible child.

                                                                o    Term Insured Rider (TIR):  TIR provides an
                                                                     additional level, adjustable death benefit on the base
                                                                     insured.

                                                                o    Waiver of Monthly Deduction Rider (WMD):  Under WMD,
                                                                     we will waive the monthly deduction if the base insured
                                                                     becomes totally disabled.
---------------------------- ---------------------------------- ---------------------------------------------------------------
No-Lapse Guarantee (NLG)     Your policy will not lapse (end    No Lapse Guarantee:  The policy has a NLG option, which
                             without value) if the NLG is in    guarantees the policy will not lapse for five policy years.
                             effect, even if the cash           The NLG remains in effect if you meet certain premium
                             surrender value is less than the   requirements and indebtedness does not exceed the policy
                             amount needed to pay the monthly   value minus surrender charges.
                             deduction.
---------------------------- ---------------------------------- ---------------------------------------------------------------

---------------------------- ---------------------------------- ---------------------------------------------------------------
Flexible Premiums            You choose when to pay premiums    When you apply for your policy, you state how much you intend
                             and how much premium to pay.       to pay and whether you will pay quarterly, semiannually or annually. You may also make additional, unscheduled premium payments subject to certain limits. You cannot make premium payments on or after the insured's attained insurance age
                                                                100. We may refuse premiums in order to comply with the Code.
                                                                Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and the length of time your policy will remain in force as well as affect whether the NLG remains in effect.
---------------------------- ---------------------------------- ---------------------------------------------------------------
Policy Value Credits         You may receive a credit to your   Currently, we credit the policy value on a pro rata basis
                             policy value beginning in the      with an amount credit equal on an annual basis to 0.45% of the
                             11th policy year.                  policy value minus indebtedness.  We reserve the right to change the credit percentage.  No minimum credit is guaranteed.  We also reserve the right to apply the credit on a monthly,
                                                                quarterly, semi-annual or annual basis as we determine.
---------------------------- ---------------------------------- ---------------------------------------------------------------
Right to Examine Your        You may return your policy for     You may mail or deliver the policy to AEL's home office or to
Policy ("Free Look")         any reason and receive a refund    your sales representative with a written request for
                             of the policy value minus any      cancellation by the 20th day after you receive it. On the
                             indebtedness plus any premium      date your request is postmarked or received, the policy will
                             expense charge and monthly         immediately be considered void from the start. In Hawaii,
                             deductions taken.                  Illinois, Louisiana, Minnesota, Missouri, Nebraska, North
                                                                Carolina, South Carolina, Virginia, Washington, and
                                                                Wisconsin, you will receive a full refund of all premiums
                                                                paid.

                                                                Under our current administrative practice, your
                                                                request to cancel the policy under the "Free Look"
                                                                provision will be honored if received at our home
                                                                office within 30 days from the latest of the
                                                                following dates:

                                                                o     The date we mail the policy from our office

                                                                o     The policy date (only if the policy is issued in force)

                                                                o     The date your sales representative delivers the policy to
                                                                      you as evidenced by our policy delivery receipt, which
                                                                      you must sign and date.

                                                                We reserve the right to change or discontinue this
                                                                administrative practice at any time.
---------------------------- ---------------------------------- ---------------------------------------------------------------
Exchange Right               For two years after the policy     Because the policy itself offers a fixed return option, all
                             is issued, you can exchange it     you need to do is transfer all of the policy value in the
                             for one that provides benefits     subaccounts to the fixed account. This exchange does not
                             that do not vary with the          require our underwriting approval. We do not issue a new
                             investment return of the           policy. State restrictions may apply.
                             subaccounts.
---------------------------- ---------------------------------- ---------------------------------------------------------------
Investment Choices           You may direct your net premiums   o    Under the Variable Account your policy's value may
                             or transfer your policy's value         increase or decrease daily, depending on the investment
                             to:                                     return.  No minimum amount is guaranteed.

                             o    The Variable Account          o    The Fixed Account earns interest rates that we
                                  which consists of                  adjust periodically. This rate will never be lower than
                                  subaccounts, each of which         4%.
                                  invests in a fund with a
                                  particular investment
                                  objective; or

                             o    The Fixed Account,
                                  which is our general
                                  investment account.
---------------------------- ---------------------------------- ---------------------------------------------------------------
Surrenders                   You may cancel the policy while    The cash surrender value is the policy value minus
                             it is in force and receive its     indebtedness minus any applicable surrender charges. Partial
                             cash surrender value or take a     surrenders are available within certain limits for a fee.
                             partial surrender out of your
                             policy.
---------------------------- ---------------------------------- ---------------------------------------------------------------


---------------------------- ---------------------------------- ---------------------------------------------------------------
Loans                        You may borrow against your        Your policy secures the loan.
                             policy's cash surrender value.
---------------------------- ---------------------------------- ---------------------------------------------------------------
Transfers                    You may transfer your policy's     You may, at no charge, transfer policy value from one
                             value.                             subaccount to another or between subaccounts and the fixed account. Certain restrictions may apply to transfers. You can also arrange for automated transfers among the fixed account and subaccounts.
---------------------------- ---------------------------------- ---------------------------------------------------------------

POLICY RISKS
---------------------------- ---------------------------------- ---------------------------------------------------------------
POLICY RISK                  WHAT IT MEANS                      WHAT CAN HAPPEN
---------------------------- ---------------------------------- ---------------------------------------------------------------
Investment Risk              You direct your net premiums or    o    You can lose cash values due to adverse investment
                             transfer your policy's value to         experience. No minimum amount is guaranteed under the
                             a subaccount that drops in value.       subaccounts of the variable account.

                                                                o    Your death benefit under Option 2 may be lower due
                                                                     to adverse investment experience.

                                                                o    Your policy could lapse due to adverse investment
                                                                     experience if the NLG is not in effect and you do not
                                                                     pay premium needed to maintain coverage.

                             You transfer your policy's value   o    The value of the subaccount from which you
                             between subaccounts.                    transferred could increase while the value of the
                                                                     subaccount to which you transferred could decrease.
---------------------------- ---------------------------------- ---------------------------------------------------------------
Risk of Limited Policy       The policy is not suitable as a    o    If you are unable to afford the premiums needed to
Values in Early Years        short-term investment.                  keep the policy in force for a long period of time, your
                                                                     policy could lapse with no value.

                              Your policy has little or no      o    Surrender charges apply to this policy for the first
                              cash surrender value in the            15 policy years and for 15 years following any increase
                              early policy years.                    in specified amount. Surrender charges can significantly
                                                                     reduce policy value.  Poor investment performance can
                                                                     also significantly reduce policy values. During early
                              Your ability to take partial           policy years the cash surrender value may be less than
                              surrenders is limited.                 the premiums you pay for the policy.

                                                                o    You cannot take partial surrenders during the first
                                                                     policy year.
---------------------------- ---------------------------------- ---------------------------------------------------------------
Lapse Risk                   You do not pay the premiums        o    We will not pay a death benefit if your policy
                             needed to maintain coverage.            lapses.

                                                                o    Surrender charges affect the surrender value, which
                             Your policy may lapse due to            is a measure we use to determine whether your contract
                             surrender charges.                      will enter a grace period (and possibly lapse).  A
                                                                     partial surrender will reduce the policy value, death
                                                                     benefit and may terminate the NLG.
                             You take a loan against your
                             policy.                            o    Taking a loan increases the risk that your policy
                                                                     will lapse, will have a permanent effect on the policy
                                                                     value, will reduce the death benefit and may terminate
                             Your policy can lapse due to            the NLG.
                             poor investment performance.
                                                                o    Your policy could lapse due to adverse investment
                                                                     experience if the NLG is not in effect and you do not
                                                                     pay premium needed to maintain coverage
---------------------------- ---------------------------------- ---------------------------------------------------------------

---------------------------- ---------------------------------- ---------------------------------------------------------------
Exchange / Replacement Risk  You drop another policy to buy     o    You may pay surrender charges on the policy you drop.
                             this one.
                                                                o    This policy has surrender charges, which may extend
                                                                     beyond those in the policy you drop.
                             You use cash values or dividends
                             from another policy to buy this    o    You will be subject to new incontestability and
                             one.                                    suicide periods.

                                                                o    You may be in a higher insurance risk-rating
                                                                     category now and you may pay higher premiums.

                                                                o    If you borrow from another policy to buy this one,
                                                                     the loan reduces the death benefit on the other policy.
                                                                     If you fail to repay the loan and accrued interest, you
                                                                     could lose the other coverage and you may be subject to
                                                                     income tax if the policy ends with a loan against it.

                                                                o    The exchange may have adverse tax consequences.
---------------------------- ---------------------------------- ---------------------------------------------------------------
Tax Risk                     Congress may change current tax    o    You could lose any or all of the specific federal
                             law at any time.                        income tax attributes and benefits of a life insurance
                                                                     policy including tax-deferred accrual of cash values and
                                                                     income tax free death benefits.
                             The Internal Revenue Service
                             (IRS) may change how it
                             interprets tax law.

                             The policy fails to qualify as     o    Increases in cash value are taxable as ordinary
                             life insurance for federal              income.  Your beneficiary may have to pay income tax on
                             income tax purposes.                    part of the death benefit.



                             Certain changes you make to the    o    Cash values taken from or assigned under a modified
                             policy may cause it to become a         endowment contract before the owner's age 59 1/2 will be
                             "modified endowment contract"           subject to a 10% penalty tax in most cases.
                             for federal income tax purposes.

                             The IRS determines that you, not   o    You may be taxed on the income of each subaccount to
                             the Variable Account, are the           the extent of your investment.
                             owner of the fund shares held by
                             our Variable Account.              o    The tax-deferred accrual of cash values provided by
                                                                     the policy is unnecessary because tax deferral is
                                                                     provided by the tax-deferred retirement plan.
                             You buy this policy to fund a
                             tax-deferred retirement plan.

---------------------------- ---------------------------------- ---------------------------------------------------------------


Variable life insurance is complex. Before you invest, be sure to ask your sales representative about the policy's features, benefits, risks and fees, and whether it is appropriate for you based upon your financial situation and objectives. Your sales representative may be authorized to offer you several different variable life insurance policies in addition to those described in this prospectus. Each policy has different features or benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the policy. The different features and benefits may include investment and fund manager options, variations in interest rate amounts and guarantees and surrender charge schedules. The fees and charges may also be different among the policies. Be sure to ask your sales representative about all the options that are available to you.

FUND RISKS

A comprehensive discussion of the risks of each portfolio in which the subaccounts invest may be found in each fund's prospectus. Please refer to the prospectuses for the funds for more information. The investment managers and advisers cannot guarantee that the funds will meet their investment objectives.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy or transfer cash value between investment options.


TRANSACTION FEES
--------------------------- ---------------------------------- ---------------------------------------------------------------
CHARGE                      WHEN CHARGE IS DEDUCTED                                   AMOUNT DEDUCTED
--------------------------- ---------------------------------- ---------------------------------------------------------------
Premium Expense Charge      When you pay premium.              3% of each premium payment.
--------------------------- ---------------------------------- ---------------------------------------------------------------
Surrender Charge*           When you surrender your policy     Rate per $1,000 of initial specified amount:
                            for its full cash surrender
                            value, or the policy lapses,
                            during the first 15 years and      Minimum: $6.81 - Female, Standard, Age 1
                            for 15 years after requesting an
                            increase in the specified amount.
                                                               Maximum: $57.75 - Male, Smoker, Age 68


                                                               Representative Insured: $10.59 - Male, Preferred Nonsmoker,
                                                               Age 30
--------------------------- ---------------------------------- ---------------------------------------------------------------
                                                               The lesser of:
Partial Surrender Charge    When you surrender part of the
                            value of your policy.              o    $25; or

                                                               o    2% of the amount surrendered.
--------------------------- ---------------------------------- ---------------------------------------------------------------
Transfer Charge             If we impose a limit of five       Maximum: Up to $25 per transfer in excess of five.
                            transfers per year by mail or
                            phone per policy year.
                                                               Current: No charge.
--------------------------- ---------------------------------- ---------------------------------------------------------------

Fees for express mail and   When we pay policy proceeds by     o    $15 - United States
wire transfers of loan      express mail or wire transfer.
payments and surrenders                                        o    $30 - International
--------------------------- ---------------------------------- ---------------------------------------------------------------

* This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or AEL at the address or phone number shown on the first page of this prospectus.


The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including fund fees and expenses.


CHARGES OTHER THAN FUND OPERATING EXPENSES
--------------------------- ---------------------------------- -------------------------------------------------------
CHARGE                      WHEN CHARGE IS DEDUCTED                               AMOUNT DEDUCTED
--------------------------- ---------------------------------- -------------------------------------------------------
Cost of Insurance Charges*  Monthly.                           Monthly rate per $1,000 of net amount at risk:

                                                               Minimum: $0.06 - Female, Standard, Age 10

                                                               Maximum: $83.33 - Male, Smoker, Age 99

                                                               Representative Insured: $0.12 - Male, Preferred
                                                               Nonsmoker, Age 30
--------------------------- ---------------------------------- -------------------------------------------------------

--------------------------- ---------------------------------- -------------------------------------------------------
Administrative Charge       Monthly.                           Guaranteed: $7 per month
--------------------------- ---------------------------------- -------------------------------------------------------
Interest Rate on Loans      Charged daily and due at the end   Guaranteed: 6% per year.
                            of the policy year
                                                               Current:

                                                               o    6% for policy years 1-10;

                                                               o    4% for policy years 11 and after.
--------------------------- ---------------------------------- -------------------------------------------------------
Accidental Death Benefit    Monthly.                           Monthly rate per $1,000 of accidental death benefit
Rider (ADB)*                                                   amount:

                                                               Minimum: $0.04 - Female, Age 5

                                                               Maximum: $0.16 - Male, Age 69

                                                               Representative Insured: $0.08 - Male, Preferred
                                                               Nonsmoker, Age 30
--------------------------- ---------------------------------- -------------------------------------------------------
Additional Insured Rider
(AIR)*                                                         Minimum: $0.06 - Female, Standard, Age 10

                                                               Maximum: $83.33 - Male, Smoker, Age 91

                                                               Representative Insured: $0.12 - Male, Preferred
                                                               Nonsmoker, Age 30
--------------------------- ---------------------------------- -------------------------------------------------------
Children's Insurance        Monthly.                           Monthly rate per $1,000 of CIR specified amount:
Rider (CIR)
                                                               $0.58
--------------------------- ---------------------------------- -------------------------------------------------------
Term Insured Rider (TIR)*                                      Monthly rate per $1,000 of net amount at risk:

                                                               Minimum: $0.06 - Female, Standard, Age 10

                                                               Maximum: $83.33 - Male, Smoker, Age 99

                                                               Representative Insured: $0.12 - Male, Preferred
                                                               Nonsmoker, Age 30
--------------------------- ---------------------------------- -------------------------------------------------------
Waiver of Monthly           Monthly.                           Monthly rate per $1,000 of net amount at risk plus
Deduction Rider (WMD)*                                         the OIR specified amounts if applicable:

                                                               Minimum: $0.01 - Female, Standard, Age 5

                                                               Maximum: $0.28 - Male, Smoker, Age 59

                                                               Representative Insured: $0.02 - Male, Preferred
                                                               Nonsmoker, Age 30
--------------------------- ---------------------------------- -------------------------------------------------------

* This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or AEL at the address or phone number shown on the first page of this prospectus.

ANNUAL OPERATING EXPENSES OF THE FUNDS

The next two tables describe the operating expenses of the funds. The first item shows the minimum and maximum total operating expenses charged by the funds that you may pay periodically during the time that you own the policy. The second table shows the actual fees and expenses charged by each fund for the end of the last fiscal year. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.


------------------------------------------- ---------------- ------------------
Total Annual Fund Operating Expenses             MINIMUM           MAXIMUM
(including management fees, distribution
and/or service (12b-1) fees and other
expenses)
------------------------------------------- ---------------- ------------------
Before fee waivers and/or expense
reimbursements
------------------------------------------- ---------------- ------------------
After fee waivers and/or expense
reimbursements
------------------------------------------- ---------------- ------------------

Annual operating expenses of the funds (expenses that are deducted from fund assets, before fee waivers(e) as a percentage of average daily net assets)

                                                                     Management       12b-1          Other      Gross total annual
                                                                        fees          fees         expenses          expenses
AXP(R) Variable Portfolio -
     Blue Chip Advantage Fund
     Bond Fund
     Capital Resource Fund
     Cash Management Fund
     Diversified Equity Income Fund
     Extra Income Fund
     Federal Income Fund
     Growth Fund
     Managed Fund
     New Dimensions Fund(R)
     Small Cap Advantage Fund
AIM V.I.
     Capital Appreciation Fund, Series I
     Capital Development Fund, Series I
     Premier Equity Fund, Series I
Alliance VP
     Premier Growth Portfolio(Class B)
     Technology Portfolio(Class B)
     U.S. Government/High Grade Securities
     Portfolio(Class B)
Baron Capital Funds Trust
     Capital Asset Fund - Insurance Shares
Credit Suisse Trust -
     Emerging Growth Portfolio
Fidelity VIP
     Growth & Income Portfolio(Service Class)
     Mid Cap Portfolio(Service Class)
     Overseas Portfolio(Service Class)

FTVIPT
     Franklin Real Estate Fund - Class 2
     Mutual Shares Securities Fund - Class 2
     Templeton Foreign Securities Fund - Class 2
     Securities Fund - Class 2)
Goldman Sachs VIT
     Capital Growth Fund
     CORE(SM) U.S. Equity Fund
     International Equity Fund
JPMorgan
     U.S. Disciplined Equity Portfolio
Lazard Retirement Series
     Equity Portfolio
     International Equity Portfolio
MFS(R)
     New Discovery Series - Initial Class
     Research Series - Initial Class
     Utilities Series - Initial Class
Putnam Variable Trust
     Putnam VT Growth and Income Fund - Class IB Shares
     Putnam VT International Growth Fund - Class IB Shares
     Putnam VT International New Opportunities Fund - Class IB Shares Royce Capital Fund
     Micro-Cap Portfolio
     Small-Cap Portfolio
Wanger
     International Small Cap
     U.S. Smaller Companies

AEL has entered into certain arrangements under which we are compensated by the funds' advisers and/or distributors for the administrative services we provide to these funds.


Loads, Fees and Charges


Policy charges compensate us for:


o    providing the  insurance  benefits of the policy;

o    issuing the policy;

o    administering the policy;

o    assuming certain risks in connection with the policy; and

o    distributing the policy.


We deduct some of these charges from your premium payments. We deduct others periodically from your policy value in the fixed account and/or subaccounts. We may also assess a charge if you surrender your policy or the policy lapses.

PREMIUM EXPENSE CHARGE


We deduct this charge from each premium payment. We credit the amount remaining after the deduction, called the net premium, to the account(s) you have selected. The premium expense charge is 3% of each premium payment. It partially compensates us for expenses of distributing the policy, including agents' commissions, advertising and printing of prospectuses and sales literature. (The surrender charge, discussed under "Surrender Charge," below also may partially compensate these expenses.) It also compensates us for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies. All policies in all states are charged the same premium expense charge even though state premium taxes vary.


MONTHLY DEDUCTION

On each monthly date we deduct from the value of your policy in the fixed account and/or subaccounts an amount equal to the sum of:

1. the cost of insurance for the policy month;


2. the administrative charge shown in your policy; and


3. charges for any optional insurance benefits provided by rider for the policy month.

We explain each of the three components below.


You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% you want us to take from the fixed account and from each of the subaccounts. You may change these percentages for future monthly deductions by writing to us.


We will take monthly deductions from the fixed account and the subaccounts on a pro rata basis if:

o you do not specify the accounts from which you want us to take the monthly deduction, or

o the value in the fixed account or any subaccount is insufficient to pay the portion of the monthly deduction you have specified.


If the cash surrender value of your policy is not enough to cover the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if the no lapse guarantee is in effect. (See "No Lapse Guarantee;" also "Grace Period" and "Reinstatement.")


Components of the monthly deduction:


1. Cost of Insurance: primarily, the cost of providing the death benefit under your policy. It depends on:


o  the amount of the death benefit;

o  the policy value; and

o  the statistical risk that the insured will die in a given period.


The cost of insurance for a policy month is calculated as: [(a + b) x (c - d)] divided by 1,000 where:


(a) is the monthly cost of insurance rate based on the insured's attained insurance age, sex (unless unisex rates are required by law) and risk classification. Generally, the cost of insurance rate will increase as the insured's attained insurance age increases.

We set the rates based on our expectations as to future mortality experience. We may change the rates from time to time; any change will apply to all individuals of the same rate classification. However, rates will not exceed the "Guaranteed Maximum Monthly Cost of Insurance Rates" shown in your policy, which are based on the 1980 Commissioners Standard Ordinary Smoker or Nonsmoker Mortality Tables, Age Last Birthday.

(b) is any flat extra insurance charges we assess as a result of special underwriting considerations.

(c) is the death benefit on the monthly date divided by 1.0032737 (which reduces American Enterprise Life's net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.0%).

(d) is the policy value on the monthly date. At this point, the policy value has been reduced by the administrative charge, and any charges for optional riders.

2. Administrative charge: $7 per month. This charge reimburses American Enterprise Life for expenses of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records; and of administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners.

3. Optional insurance benefit charges: charges for any optional benefits you add to the policy by rider. (See "Optional Insurance Benefits.")

Note for Montana residents: Please disregard all policy provisions in this prospectus that are based on the sex of the insured. The policy will be issued on a unisex basis. Also disregard references to mortality tables; the tables will be replaced with an 80% male, 20% female blend of the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables, Age Last Birthday.


SURRENDER CHARGE


If you surrender your policy or the policy lapses during the first 15 policy years and in the 15 years following an increase in specified amount, we will assess a surrender charge.

The surrender charge reimburses us for costs of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records. It also partially pays for commissions, advertising and printing the prospectus and sales literature.

The maximum surrender charge for the initial specified amount is shown in your policy. It is based on the insured's insurance age, sex, risk classification and initial specified amount. The maximum surrender charge for the initial specified amount will decrease annually until it is zero at the beginning of the 16th policy year. If you increase the specified amount, an additional surrender charge will apply. The additional maximum surrender charge in a revised policy will be based on the insured's attained insurance age, sex, risk classification and the amount of the increase. The additional maximum surrender charge will decrease annually until it is zero at the beginning of the 16th year following the increase.

The following table illustrates the maximum surrender charge for a male, insurance age 30 qualifying for preferred nonsmoker rates. We assume the specified amount to be $200,000 with a premium of $1,500.

            Lapse or surrender during year        Maximum Surrender charge
                          1                             $2118.00
                          2                              1976.80
                          3                              1835.60
                          4                              1694.40
                          5                              1553.20
                          6                              1412.00
                          7                              1270.80
                          8                              1129.60
                          9                               988.40
                         10                               847.20
                         11                               706.00
                         12                               564.80
                         13                               423.60
                         14                               282.40
                         15                               141.20
                         16+                                0.00

The amounts shown decrease on an annual basis.


PARTIAL SURRENDER CHARGE


If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less.) We guarantee that this fee will not increase for the duration of your policy.

MORTALITY AND EXPENSE RISK CHARGE


This charge applies only to the subaccounts and not to the fixed account. It is equal, on an annual basis, to 0.9% of the average daily net asset value of the subaccounts.


Computed daily, the charge compensates us for:

o Mortality risk -- the risk that the cost of insurance charge will be insufficient to meet actual claims.

o Expense risk -- the risk that the policy fee and the surrender charge (described above) may be insufficient to cover the cost of administering the policy.


Any profit from the mortality and expense risk charge would be available to us for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the premium expense charge and surrender charges discussed earlier. We will make up any further deficit from its general assets.


TRANSFER CHARGE


We reserve the right to limit transfers by mail or phone to five per policy year. If we allow more than five transfers by mail or phone per policy year, we also reserve the right to assess a fee for each transfer in excess of five made by mail or phone. We guarantee that this fee will not exceed $25 per transfer for the duration of your policy.


ANNUAL OPERATING EXPENSES OF THE FUNDS

Any applicable management fees, 12b-1 fees and other expenses of the funds are deducted from, and paid out of, the assets of the funds as described in each fund's prospectus.

EFFECT OF LOADS, FEES AND CHARGES

Your death benefits, policy values and cash surrender values may fluctuate due to an increase or decrease in the following charges:

     o    cost of insurance charges;

     o    surrender charges;

     o    cost of optional insurance benefits;


     o    administrative charges;


     o    mortality and expense risk charges; and

     o annual operating expenses of the funds, including management fees, 12b-1 fees and other expenses.

In addition, your death benefits, policy values and cash surrender values may change daily as a result of the investment experience of the subaccounts.

OTHER INFORMATION ON CHARGES

We may reduce or eliminate various fees and charges on a basis that is fair and reasonable and applies to all policy owners in the same class. We may do this for example when we incur lower sales costs and/or perform fewer administrative services than usual.


AEL

AEL is a stock life insurance company organized under the laws of the State of Indiana in 1981. Our address is 829 AXP Financial Center, Minneapolis, MN 55474. Its statutory address is 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204.

We conduct a conventional life insurance business in all states except New York. Our affiliate, IDS Life Insurance Company (IDS Life) has been in the variable annuity business since 1968 and have sold a number of different variable annuity contracts and variable life insurance policies, utilizing other separate accounts, unit investment trusts and mutual funds.


The Variable Account


The variable account consists of a number of subaccounts, each of which invests in shares of a particular fund. This registration does not involve any SEC supervision of the account's management or investment practices or policies. Income, gains and losses of each subaccount are credited to or charged against the assets of that subaccount alone. Therefore, the investment performance of each subaccount is independent of the investment performance of our company assets. We will not charge a subaccount with the liabilities of any other subaccount or with the liabilities of any other business we conduct. We are obligated to pay all amounts promised to you under the policies.

The Funds


You can direct your premiums to any or all of the subaccounts of the variable account that invest in shares of the following funds:


Subaccount       Investing In            Investment Objectives and Policies               Investment Adviser
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 AXP(R) Variable         Objective: long-term total return exceeding      American Express Financial
                 Portfolio - Blue Chip   that of the U.S. stock market. Invests           Corporation (AEFC).
                 Advantage Fund          primarily in blue chip stocks. Blue chip
                                         stocks are issued by companies with a market
                                         capitalization of at least $1 billion, an
                                         established management, a history of
                                         consistent earnings and a leading position
                                         within their respective industries.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 AXP(R) Variable         Objective: high level of current income while    AEFC
                 Portfolio - Bond Fund   conserving the value of the investment and
                                         continuing a high level of income for the
                                         longest time period. Invests primarily in
                                         bonds and other debt obligations.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 AXP(R) Variable         Objective: capital appreciation. Invests         AEFC
                 Portfolio - Capital     primarily in U.S. common stocks and other
                 Resource Fund           securities convertible into common stocks.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 AXP(R) Variable         Objective: maximum current income consistent     AEFC
                 Portfolio - Cash        with liquidity and stability of principal.
                 Management Fund         Invests primarily in money market securities.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 AXP(R) Variable         Objective: high level of current income and,     AEFC
                 Portfolio -             as a secondary goal, steady growth of capital.
                 Diversified Equity      Invests primarily in dividend-paying common
                 Income Fund             and preferred stocks.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 AXP(R) Variable         Objective: long-term capital growth. Invests     AEFC, American Express Asset
                 Portfolio - Emerging    primarily in equity securities of companies in   Management International, Inc.,
                 Markets Fund            emerging market countries.                       a wholly-owned subsidiary of
                                                                                          AEFC, is the subadviser.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 AXP(R) Variable         Objective: growth of capital. Invests            AEFC
                 Portfolio - Equity      primarily in equity securities of medium-sized
                 Select Fund             companies.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 AXP(R) Variable         Objective: high current income, with capital     AEFC
                 Portfolio - Extra       growth as a secondary objective. Invests
                 Income Fund             primarily in high-yielding, high-risk
                                         corporate bonds (junk bonds) issued by U.S.
                                         and foreign companies and governments.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 AXP(R) Variable         Objective: a high level of current income and    AEFC
                 Portfolio - Federal     safety of principal consistent with an
                 Income Fund             investment in U.S. government and government
                                         agency securities. Invests primarily in debt
                                         obligations issued or guaranteed as to
                                         principal and interest by the U.S. government,
                                         its agencies or instrumentalities.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 AXP(R) Variable         Objective: high total return through income      AEFC
                 Portfolio - Global      and growth of capital. Non-diversified mutual
                 Bond Fund               fund that invests primarily in debt
                                         obligations of U.S. and foreign issuers.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 AXP(R) Variable         Objective: long-term capital growth. Invests     AEFC
                 Portfolio - Growth      primarily in common stocks and securities
                 Fund                    convertible into common stocks that appear to
                                         offer growth opportunities.
---------------- ----------------------- ------------------------------------------------ ---------------------------------

---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 AXP(R) Variable         Objective: capital appreciation. Invests         AEFC; American Express Asset
                 Portfolio -             primarily in common stocks or convertible        Management International, Inc.,
                 International Fund      securities of foreign issuers that offer         a wholly-owned subsidiary of
                                         strong growth potential.                         AEFC, is the subadviser.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 AXP(R) Variable         Objective: maximum total investment return       AEFC
                 Portfolio - Managed     through a combination of capital growth and
                 Fund                    current income. Invests primarily in a
                                         combination of common and preferred stocks,
                                         convertible securities, bonds and other debt
                                         securities.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 AXP(R) Variable         Objective: long-term growth of capital.          AEFC
                 Portfolio - New         Invests primarily in common stocks showing
                 Dimensions Fund(R)      potential for significant growth.
                 (italics)
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 AXP(R) Variable         Objective: long-term capital appreciation.       AEFC; Royce & Associates, LLC.,
                 Portfolio - Partners    Non-diversified fund that invests primarily in   Third Avenue Management LLC and
                 Small Cap Value Fund    equity securities.                               National City Investment
                                                                                          Company, subadvisers.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 AXP(R) Variable         Objective: long-term capital appreciation.       AEFC
                 Portfolio - S&P 500     Non-diversified fund that invests primarily in
                 Index Fund              securities that are expected to provide
                                         investment results that correspond to the
                                         performance of the S&P 500(R) Index.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 AXP(R) Variable         Objective: long-term capital growth. Invests     AEFC; Kenwood Capital
                 Portfolio - Small Cap   primarily in equity stocks of small companies    Management LLC, subadviser.
                 Advantage Fund          that are often included in the Russell 2000
                                         Index and/or have market capitalization under
                                         $2 billion.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 AXP(R) Variable         Objective: current income and growth of          AEFC
                 Portfolio - Stock Fund  capital. Invests primarily in common stocks and securities convertible into common stock.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 AXP(R) Variable         Objective: capital appreciation. Invests         AEFC
                 Portfolio - Strategy    primarily in equity securities of growth
                 Aggressive Fund         companies.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 AIM V.I. Capital        Objective: growth of capital. Invests            A I M Advisors, Inc.
                 Appreciation Fund,      principally in common stocks of companies
                 Series II Shares        likely to benefit from new or innovative
                                         products, services or processes as well as
                                         those with above-average long-term growth and
                                         excellent prospects for future growth.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 AIM V.I. Capital        Objective: long-term growth of capital.          A I M Advisors, Inc.
                 Development Fund,       Invests primarily in securities (including
                 Series II Shares        common stocks, convertible securities and
                                         bonds) of small- and medium-sized companies.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 Alliance VP             Objective: long-term growth of capital.          Alliance Capital Management,
                 AllianceBernstein       Invests primarily in a diversified portfolio     L.P.
                 International Value     of foreign equity securities.
                 Portfolio (Class B)
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 Alliance VP Growth      Objective: reasonable current income and         Alliance Capital Management,
                 and Income Portfolio    reasonable appreciation. Invests primarily in    L.P.
                 (Class B)               dividend-paying common stocks of good quality.
---------------- ----------------------- ------------------------------------------------ ---------------------------------

---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 American Century(R)     Objective: long term capital growth. Invests     American Century Investment
                 VP International,       primarily in stocks of growing foreign           Management, Inc.
                 Class II                companies in developed countries.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 American Century(R)     Objective: long-term capital growth, with        American Century Investment
                 VP Value, Class II      income as a secondary objective. Invests         Management, Inc.
                                         primarily in stocks of companies that
                                         management believes to be undervalued at the
                                         time of purchase.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 Calvert Variable        Objective: income and capital growth. Invests    Calvert Asset Management
                 Series, Inc. Social     primarily in stocks, bonds and money market      Company, Inc. (CAMCO),
                 Balanced Portfolio      instruments which offer income and capital       investment adviser. SsgA Funds
                                         growth opportunity and which satisfy the         Management, Inc. and Brown
                                         investment and social criteria.                  Capital Management are the
                                                                                          investment subadvisers.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 Evergreen VA Capital    Objective: long-term capital growth. The Fund    Evergreen Investment Management
                 Growth Fund - Class 2   seeks to achieve its goal by investing           Company, LLC; Pilgrim Baxter
                                         primarily in common stocks of large U.S.         Value Investors, Inc. is the
                                         companies, which the portfolio managers          sub-investment adviser.
                                         believe have the potential for capital growth
                                         over the intermediate - and long-term.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 Fidelity(R) VIP         Strategy: capital appreciation. Invests          Fidelity Management & Research
                 Growth Portfolio        primarily in common stocks of the companies      Company (FMR), investment
                 Service Class 2         that the manager believes have above-average     manager; FMR U.K., FMR Far
                                         growth potential.                                East, sub-investment advisers.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 Fidelity(R) VIP Mid     Strategy: long-term growth of capital.           FMR; FMR U.K., FMR Far East,
                 Cap Portfolio Service   Normally invests at least 80% of assets in       sub-investment advisers.
                 Class 2                 securities of companies with medium market
                                         capitalization common stocks.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 Fidelity(R) VIP         Strategy: long-term growth of capital. Invests   FMR; FMR U.K., FMR Far East,
                 Overseas Portfolio      primarily in common stocks of foreign            Fidelity International
                 Service Class 2         securities. Normally invests at least 80% of     Investment Advisors (FIIA) and
                                         assets in non-U.S. securities.                   FIIA U.K., sub-investment
                                                                                          advisers.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 FTVIPT Franklin Real    Objective: capital appreciation with a           Franklin Advisers, Inc.
                 Estate Fund - Class 2   secondary goal to earn current income. Invests
                                         at least 80% of its net assets in investments
                                         of companies operating in the real estate
                                         industry. The Fund invests primarily in equity
                                         real estate investment trusts (REITs).
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 FTVIPT Franklin Small   Objective: long-term total return. Invests at    Franklin Advisory Services, LLC
                 Cap Value Securities    least 80% of its net assets in investments of
                 Fund - Class 2          small capitalization companies. For this Fund,
                                         small capitalization companies are those that
                                         have a market cap not exceeding $2.5 billion,
                                         at the time of purchase. Invests primarily in
                                         equity securities of companies the manager
                                         believes are selling substantially below the
                                         underlying value of their assets or their
                                         private market value.
---------------- ----------------------- ------------------------------------------------ ---------------------------------

---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 Goldman Sachs VIT       Objective: seeks long-term growth of capital     Goldman Sachs Asset Management
                 CORE(SM) U.S. Equity    and dividend income. Invests, under normal
                 Fund                    circumstances, at least 90% of its total
                                         assets (not including securities lending
                                         collateral and any investment of that
                                         collateral) measured at time of purchase in a
                                         broadly diversified portfolio of large-cap and
                                         blue chip equity investments representing all
                                         major sectors of the U.S. economy.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 Goldman Sachs VIT Mid   Objective: seeks long-term capital               Goldman Sachs Asset Management
                 Cap Value Fund          appreciation. Invests, under normal
                                         circumstances, at least 80% of its net assets
                                         plus any borrowing for investment purposes
                                         (measured at time of purchase) in a
                                         diversified portfolio of equity investments in
                                         mid-capitalization issuers within the range of
                                         the market capitalization of companies
                                         constituting the Russell Midcap Value Index at
                                         the time of investment.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 INVESCO VIF -           Objective: long-term growth of capital.          INVESCO Funds Group, Inc.
                 Dynamics Fund           Invests primarily in common stocks of
                                         mid-sized companies -companies included in the
                                         Russell Mid-Cap Growth Index at the time of
                                         purchase, or if not included in that Index,
                                         those with market capitalizations between $2.5
                                         billion and $15 billion at the time of
                                         purchase. The Fund also has the flexibility to
                                         invest in other types of securities, including
                                         preferred stocks, convertible securities and
                                         bonds.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 INVESCO VIF -           Objective: long-term growth of capital.          INVESCO Funds Group, Inc.
                 Financial Services      Aggressively managed. Invests at least 80% of
                 Fund                    its assets in the equity securities and
                                         equity-related instruments of companies
                                         involved in the financial services sector.
                                         These companies include, but are not limited
                                         to, banks, insurance companies, investment and
                                         miscellaneous industries (asset managers,
                                         brokerage firms, and government-sponsored
                                         agencies and suppliers to financial services
                                         companies).
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 INVESCO VIF -           Objective: long-term growth of capital. The      INVESCO Funds Group, Inc.
                 Technology Fund         Fund is aggressively managed. Invests at least
                                         80% of its assets in equity securities and
                                         equity-related instruments of companies
                                         engaged in technology-related industries.
                                         These include, but are not limited to, applied
                                         technology, biotechnology, communications,
                                         computers electronics, Internet, IT services
                                         and consulting, software, telecommunications
                                         equipment and services, IT infrastructure, and
                                         networking companies. Many of these products
                                         and services are subject to rapid
                                         obsolescence, which may lower the market value
                                         of securities of the companies in this sector.
---------------- ----------------------- ------------------------------------------------ ---------------------------------

---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 INVESCO VIF -           Objective: long-term growth of capital.          INVESCO Funds Group, Inc.
                 Telecommunications      Current income is a secondary objective. The
                 Fund                    Fund is aggressively managed. Invests at least
                                         80% of its assets in equity securities and
                                         equity-related instruments of companies
                                         involved in the design, development
                                         manufacture, distribution or sale of
                                         communications services and equipment, and
                                         companies that are involved in supplying
                                         equipment or services to such companies. The
                                         telecommunications sector includes companies
                                         that offer telephone services, wireless
                                         communications, satellite communications,
                                         television and movie programming, broadcasting
                                         and Internet access.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 Janus Aspen Series      Objective: long-term growth of capital.          Janus Capital
                 Global Technology       Non-diversified mutual fund that invests,
                 Portfolio: Service      under normal circumstances, at least 80% of
                 Shares                  its net assets in securities of companies that
                                         the portfolio manager believes will benefit
                                         significantly from advances or improvements in
                                         technology. It implements this policy by
                                         investing primarily in equity securities of
                                         U.S. and foreign companies selected for their
                                         growth potential.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 Janus Aspen Series      Objective: long-term growth of capital.          Janus Capital
                 International Growth    Invests, under normal circumstances, at least
                 Portfolio: Service      80% of its net assets in securities of issuers
                 Shares                  from at least five different countries,
                                         excluding the United States. Although the
                                         Portfolio intends to invest substantially all
                                         of its assets in issuers located outside the
                                         United States, it may at times invest in U.S.
                                         issuers and it may at times invest all of its
                                         assets in fewer than five countries or even a
                                         single country.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 Lazard Retirement       Objective: long-term capital appreciation.       Lazard Asset Management
                 International Equity    Invests primarily in equity securities,
                 Portfolio               principally common stocks, of relatively large
                                         non-U.S. companies with market capitalizations
                                         in the range of the Morgan Stanley Capital
                                         International (MSCI) Europe, Australia and Far
                                         East (EAFE(R)) Index that the Investment
                                         Manager believes are undervalued based on
                                         their earnings, cash flow or asset values.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 MFS(R) Investors        Objective: long-term growth of capital and       MFS Investment Management(R)
                 Growth Stock Series -   future income. Invests at least 80% of its
                 Service Class           total assets in common stocks and related
                                         securities of companies which MFS(R) believes
                                         offer better than average prospects for
                                         long-term growth.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 MFS(R) New Discovery    Objective: capital appreciation. Invests         MFS Investment Management(R)
                 Series - Service Class  primarily in equity securities of emerging growth companies.
---------------- ----------------------- ------------------------------------------------ ---------------------------------

---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 Pioneer Equity Income   Objective: current income and long-term growth   Pioneer Investment Management,
                 VCT Portfolio - Class   of capital from a portfolio consisting           Inc.
                 II Shares               primarily of income producing equity
                                         securities of U.S. corporations. Invests
                                         primarily in common stocks, preferred stocks
                                         and interests in real estate investment trusts
                                         (REITS). Normally, the portfolio invests at
                                         least 80% of its total assets in income
                                         producing equity securities. The remainder of
                                         the portfolio may be invested in debt
                                         securities, most of which are expected to be
                                         convertible into common stocks.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 Pioneer Europe VCT      Objective: long-term growth of capital.          Pioneer Investment Management,
                 Portfolio - Class II    Invests primarily in equity securities of        Inc.
                 Shares                  European issuers including common stocks,
                                         preferred stocks, rights, depositary receipts,
                                         warrants and debt securities convertible into
                                         common stock. Normally, the portfolio invests
                                         80% of its total assets in equity securities
                                         of European issuers. The portfolio may also
                                         purchase forward foreign currency contracts in
                                         connection with its investments.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 Putnam VT Health        Objective: capital appreciation. The fund        Putnam Investment Management,
                 Sciences Fund - Class   seeks its goal by investing at least 80% of      LLC
                 IB Shares               its net assets in common stocks of U.S.
                                         companies in the health sciences industries
                                         with a focus on growth stocks.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 Putnam VT               Objective: capital appreciation. The fund        Putnam Investment Management,
                 International Growth    seeks its goal by investing mainly in common     LLC
                 Fund - Class IB Shares  stocks of companies outside the United States.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 Putnam VT Vista Fund    Objective: capital appreciation. The fund        Putnam Investment Management,
                 - Class IB Shares       seeks its goal by investing mainly in common     LLC
                                         stocks of U.S. companies with a focus on
                                         growth stocks.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 Strong Opportunity      Objective: seeks capital growth. Invests         Strong Capital Management, Inc.
                 Fund II - Advisor       primarily in common stocks of
                 Class                   medium-capitalization companies that the
                                         Fund's managers believe are under priced, yet
                                         have attractive growth prospects.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 Wanger International    Objective: long-term growth of capital.          Liberty Wanger Asset
                 Small Cap               Invests primarily in stocks of small and         Management, L.P.
                                         medium-size non-U.S. companies with
                                         capitalizations of less than $2 billion.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 Wanger U.S. Smaller     Objective: long-term growth of capital.          Liberty Wanger Asset
                 Companies               Invests primarily in stocks of small- and        Management, L.P.
                                         medium-size U.S. companies with
                                         capitalizations of less than $5 billion.
---------------- ----------------------- ------------------------------------------------ ---------------------------------

---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 Wells Fargo VT Asset    Objective: long-term total return consistent     Wells Fargo Funds Management,
                 Allocation Fund         with reasonable risk. Invests in equity and      LLC, adviser; Wells Capital
                                         fixed-income securities in varying               Management Incorporated,
                                         proportions, with "neutral" target allocation    subadviser.
                                         of 60% equity securities and 40% fixed-income
                                         securities. The Fund invests its equity
                                         portion of assets in common stocks to
                                         replicate the S&P 500 Index and its
                                         fixed-income portion of assets in U.S.
                                         Treasury Bonds to replicate the Lehman
                                         Brothers 20+ Treasury Index. The Fund seeks to
                                         maintain a 95% or better performance
                                         correlation with the respective indexes.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 Wells Fargo VT          Objective: total return with an emphasis on      Wells Fargo Funds Management,
                 International Equity    long-term capital appreciation. Invests          LLC, adviser; Wells Capital
                 Fund                    primarily in equity securities of non-U.S.       Management Incorporated,
                                         companies based in developed foreign countries   subadviser.
                                         or emerging markets.
---------------- ----------------------- ------------------------------------------------ ---------------------------------
                 Wells Fargo VT Small    Objective: long-term capital appreciation.       Wells Fargo Funds Management,
                 Cap Growth Fund         Invests primarily in companies with              LLC, adviser; Wells Capital
                                         above-average growth potential and whose         Management Incorporated,
                                         market capitalization falls within the range     subadviser.
                                         of the Russell 2000 Index, which is considered
                                         a small capitalization index.
---------------- ----------------------- ------------------------------------------------ ---------------------------------


Please refer to the prospectuses for the funds for more information. These prospectuses are available by contacting us at the address or phone number on the first page of this prospectus.

A fund underlying your policy in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any retail mutual fund.


The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the fund prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.


All funds are available to serve as the underlying investments for variable life insurance policies. Some funds also are available to serve as investment options for variable annuities and tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, life insurance policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the fund prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

RELATIONSHIP BETWEEN FUNDS AND SUBACCOUNTS

Each subaccount buys shares of the appropriate fund at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and held by the subaccount as an asset. Each subaccount redeems fund shares without a charge to the extent necessary to make death benefit or other payments under the policy.

SUBSTITUTION OF INVESTMENTS


We may change the funds from which the subaccounts buy shares if: the existing funds become unavailable; or in our judgment the funds are no longer suitable for the subaccounts. If these situations occur, we have the right to substitute the funds held in the subaccounts for other registered, open-end management investment companies as long as we believe it would be in the best interest of persons having voting rights under the policies.


In the event of any such substitution or change, we may, without the consent or approval of owners, amend the policy and take whatever action is necessary and appropriate. However, we will not make any substitution or change without any necessary approval of the SEC or state insurance departments. We will notify owners within five days of any substitution or change.

VOTING RIGHTS


As a policy owner with investments in any subaccount, you may vote on important fund matters. We are the legal owner of all fund shares and therefore hold all voting rights. However, to the extent required by law, we will vote the shares of each fund according to instructions we receive from owners. If we do not receive timely instructions from you, we will vote your shares in the same proportion as the shares for which we do receive instructions. We also will vote fund shares for which we have voting rights in the same proporation as those shares in that subaccount for which we receive instructions. We will send you notice of each shareholder meeting, together with any proxy solicitation materials and a statement of the number of votes for which you are entitled to give instructions.


The Fixed Account


You can allocate net premiums to the fixed account or transfer policy value from the subaccounts to the fixed account (with certain restrictions, explained in "Transfers Between the Fixed Account and Subaccounts"). The fixed account is our general investment account. It includes all assets we own other than those in the variable account and other separate accounts. Subject to applicable law, we have sole discretion to decide how assets of the fixed account will be invested

Placing policy value in the fixed account does not entitle you to share in the fixed account's investment experience, nor does it expose you to the account's investment risk. Instead, we guarantee that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 4%, independent of the actual investment experience of the account. Keep in mind that this guarantee is based on our continued claims-paying ability. We are not obligated to credit interest at any rate higher than 4%, although we may do so at our sole discretion. Rates higher than 4% may change from time to time, at our discretion, and will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these policies, the rates currently in effect for new and existing policies, product design, competition and our revenues and expenses. We will not credit interest in excess of 4% on any portion of policy value in the fixed account against which you have a policy loan outstanding.


Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the fixed account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in it are subject to the provisions of these Acts and the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the fixed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Purchasing Your Policy

APPLICATION


To apply for coverage, complete an application and send it with your premium payment to our home office. In your application, you:


o    select a specified amount of insurance;

o    select a death benefit option;

o    designate a beneficiary; and

o state how premiums are to be allocated among the fixed account and/or the subaccounts.

Insurability: Before issuing your policy, we require satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premium you have paid.

Age limit: We generally will not issue a policy where the proposed insured is over the insurance age of 85. We may, however, do so at our sole discretion.

Risk classification: The risk classification is based on the insured's health, occupation or other relevant underwriting standards. This classification will affect the monthly deduction and may affect the cost of certain optional insurance benefits. (See "Loads, Fees and Charges." )


Other conditions: In addition to proving insurability, you and the insured must also meet certain conditions, stated in the application form, before coverage will become effective and your policy will be delivered to you. The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries or Assistant Secretaries.


Incontestability: We will have two years from the effective date of your policy to contest the truth of statements or representations in your application. After the policy has been in force during the insured's lifetime for two years from the policy date, we cannot contest the truth of statements or representations in your application.

PREMIUMS


Payment of premiums: In applying for your policy, you decide how much you intend to pay and how often you will make payments. During the first several policy years until the policy value is sufficient to cover the surrender charge, we require that you pay premiums sufficient to keep the NLG in effect in order to keep the policy in force.


You may schedule payments annually, semiannually or quarterly. (We must approve payment at any other interval.) We show this premium schedule in your policy. You may also pay premiums by bank authorization on a monthly or quarterly basis under our current company practice. We reserve the right to change this practice.


The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the NLG in effect.


You may also change the amount and frequency of scheduled premium payments by written request. We reserve the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.


Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether the NLG remains in effect.

Premium limitations: You may make unscheduled premium payments at any time and in any amount of at least $25. We reserve the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the insured's attained insurance age 100.


Also, in order to receive favorable tax treatment under the Code, premiums you pay during the life of the policy must not exceed certain limitations. To comply with the Code, we can either refuse excess premiums as you pay them or refund excess premiums with interest no later than 60 days after the end of the policy year in which they were paid.


Allocation of premiums: Until the policy date, we hold all premiums in the fixed account and we credit interest on the net premiums (gross premiums minus premium expense charge) at the current fixed account rate. As of the policy date, we will allocate the net premiums plus accrued interest to the account(s) you have selected in your application. At that time, we will begin to assess the monthly deduction and other charges.


Policy Value


The value of your policy is the sum of values in the fixed account and each subaccount of the variable account. We value your accounts as follows:


We value your accounts as follows:

FIXED ACCOUNT

We value the amounts you allocated to the fixed account directly in dollars. The fixed account value equals:

     o the sum of your net premiums and transfer amounts (including loan transfers) allocated to the fixed account; plus

     o    interest credited; minus

     o the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out (including loan transfers); minus

o any portion of the monthly deduction for the coming month that is allocated to the fixed account.

SUBACCOUNTS


We convert amounts you allocated to the subaccounts into accumulation units. Each time you allocate a net premium or transfer into one of the subaccounts, we credit a certain number of accumulation units to your policy for that subaccount. Conversely, each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a charge, we subtract a certain number of accumulation units from your policy value.


The accumulation units are the true measure of investment value in each subaccount. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

Number of units: To calculate the number accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.

Accumulation unit value: The current accumulation unit value for each subaccount equals the last value times the subaccount's current net investment factor.

We determine the net investment factor by:

     o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends, to obtain a current adjusted net asset value per share; then

     o    dividing that sum by the previous  adjusted net asset value per share;
          and

     o subtracting the percentage factor representing the mortality and expense risk fee from the result.

Factors that affect subaccount accumulation units: Accumulation units may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

o    additional net premiums allocated to the subaccounts;

o    transfers into or out of the subaccounts;

o    partial surrenders and partial surrender fees;

o    surrender charges; and/or

o    monthly deductions.

Accumulation unit values will fluctuate due to:

o    changes in underlying fund net asset value;

o    dividends distributed to the subaccounts;

o    capital gains or losses of underlying funds;

o    fund operating expenses; and/or

o    mortality and expense risk charges.

When valuations occur: We calculate all policy values allocated to subaccounts and all transactions under the policy on any day the New York Stock Exchange is open for regular trading (valuation date). These transaction include:

     o    premium payments;

     o    loan requests and repayments;

     o    surrender requests; and

     o    transfers.

Payments or requests we receive after 3:00 p.m. Central time on a valuation date will be valued as of the end of the next valuation date. Valuation dates do not occur when the New York Stock Exchange is closed as, for example, on Saturdays, Sundays and national holidays.

Policy Value Credits

Beginning in the 11th policy year and while this policy is in force, we will periodically apply a policy value credit to your policy value.

On an annual basis, the policy value credit is an amount determined by multiplying (a) x (b) where:

     (a) is the policy value credit percentage at the time the calculation is made; and

     (b) is the policy value less indebtedness at the time the calculation is made.

Currently, the policy value credit percentage is equal, on an annual basis to 0.45%. We reserve the right to change the policy value credit percentage as well as to calculate and apply the policy value credit on a monthly, quarterly, semi-annual or annual basis. No minimum credit is guaranteed.

The policy value credit amount shall be applied to the policy value on a pro rata basis.


Keeping The Policy in Force



NO LAPSE GUARANTEE

The NLG provides that your policy will remain in force for five policy years even if the cash surrender value is insufficient to pay the monthly deduction. The NLG will stay in effect as long as:

o    the sum of premiums paid; minus

o    partial surrenders; minus

o    outstanding indebtedness; equals or exceeds

o    the minimum monthly premiums due since the policy date.

The minimum monthly premium is shown in the policy.

If, on a monthly date, you have not paid enough premiums to keep the NLG in effect, the no lapse guarantee will terminate. In addition, your policy will lapse (terminate) if the cash surrender value is less than the amount needed to pay the monthly deduction.


GRACE PERIOD


If on a monthly date the cash surrender value of your policy is less than the amount needed to pay the next monthly deduction and the NLG is not in effect, you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will lapse.

We will mail a notice to your last known address, requesting payment of the premium needed to keep the policy in force. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. We will add any balance to the policy value and allocate it in the same manner as other premium payments.


REINSTATEMENT

Your policy may be reinstated within five years after it lapses, unless you surrendered it for cash. To reinstate, we will require:

o    a written request;


o evidence satisfactory to American Enterprise Life that the insured remains insurable;

o    payment of the required reinstatement premium; and


o    payment or reinstatement of any indebtedness.


The reinstatement premium is the required premium to reinstate the policy.

The effective date of a reinstated policy will be the monthly date on or next following the day we accept your application for reinstatement. The suicide period (see "Proceeds Payable upon Death") will apply from the effective date of reinstatement (except in Georgia, Nebraska, Oklahoma, Pennsylvania, South Carolina, Tennessee, Utah and Virginia.) Surrender charges will also be reinstated.

We will have two years from the effective date of reinstatement (except in Tennessee and Virginia) to contest the truth of statements or representations in the reinstatement application.

EXCHANGE RIGHT


For two years after we issue the policy, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. We automatically will credit all future premium payments to the fixed account unless you request a different allocation.


A transfer for this purpose will not count against the five-transfers-per-year limit. Also, we will waive any restrictions on transfers into the fixed account for this type of transfer.

There is no effect on the policy's death benefit, specified amount, net amount at risk, risk classification or issue age. Only the options available for allocating your policy value will be affected.


Before you exercise the exchange right, be sure to ask your sales representative about all the options that are available to you. We may offer other fixed account policies with maximum fees and charges, and minimum guaranteed rate(s) of interest, which differ from the maximum fees and charges and the minimum guaranteed rate of interest in the exchange right policy. Other fixed account policies we offer require evidence that the insured is insurable according to our underwriting rules.

Note to Connecticut residents: In Connecticut, during the first 18 months after the policy is issued, you have the right to exchange the policy for a policy of permanent fixed benefit life insurance we are then offering.


We will not require evidence of insurability. We will require that:

1. this policy is in force; and

2. your request is in writing; and

3. you repay any existing indebtedness.

The new policy will have the same initial death benefit, policy date and issue age as this policy. The premium for the new policy will be based on our rates in effect on its policy date for the same class of risk as under this policy.

We will inform you of the premium for the new policy and any extra sum required or allowance to be made for a cash surrender value adjustment that takes appropriate account of the values under both this policy and the new policy. If the cash surrender value of this policy exceeds the cash surrender value of the new policy, the excess will be sent to you. If the cash surrender value of this policy is less than the cash surrender value of the new policy, you will be required to send us the shortage amount for this exchange to be completed.

Proceeds Payable Upon Death

We will pay a benefit to the beneficiary of the policy when the insured dies. The death benefit is effective on the policy date.

Option 1 (level amount): Under the Option 1 death benefit, if death is prior to the insured's attained insurance age 100, the death benefit is the greater of:


o the specified amount minus any indebtedness on the date of the insured's death; or

o a percentage of the policy value minus any indebtedness. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to policy value for your policy to qualify as life insurance.

Option 2 (variable amount): Under the Option 2 death benefit, if death is prior to the insured's attained insurance age 100, the death benefit is the greater of:


o    the policy value plus the specified amount minus any indebtedness; or


o the percentage of policy value minus any indebtedness described above on the date of the insureds death, if that death occurs on a valuation date, or on the next valuation date following the date of death.

Examples:                                    Option 1          Option 2
Specified amount                             $100,000          $100,000
Policy value                                 $  5,000          $  5,000
Death benefit                                $100,000          $105,000
Policy value increases to                    $  8,000          $  8,000
Death benefit                                $100,000          $108,000
Policy value decreases to                    $  3,000          $  3,000
Death benefit                                $100,000          $103,000

If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option
1. Under Option 1, the cost of insurance is lower because our net amount at risk is generally lower; for this reason the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the policy value.

Under both Option 1 and Option 2, if death is on or after the insured's attained insurance age of 100, the amount payable is the cash surrender value.



CHANGE IN DEATH BENEFIT OPTION

You may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.

If you change from Option 1 to Option 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting death benefit amount would fall below the minimum amount shown in the policy.

If you change from Option 2 to Option 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.

An increase or decrease in specified amount resulting from a change in the death benefit option will affect the following policy costs:

o Monthly deduction because the cost of insurance depends upon the specified amount.


o    Minimum monthly premium.


o    Charges for certain optional insurance benefits.

The surrender charge will not be affected.

CHANGES IN SPECIFIED AMOUNT

Subject to certain limitations, you may make a written request to increase or decrease the specified amount at any time.


Increases: If you increase the specified amount, we may require additional evidence of insurability that is satisfactory to us. The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $25,000, and we will not permit an increase after the insured's attained insurance age 85. We will have two years from the effective date of an increase in specified amount to contest the truth of statements or representations in the application for the increase in specified amount.


An increase in the specified amount will have the following effect on policy costs:

o Your monthly deduction will increase because the cost of insurance charge depends upon the specified amount.

o    Charges for certain optional insurance benefits may increase.


o    The minimum monthly premium will increase if the NLG is in effect.


o    The surrender charge will increase.


At the time of the increase in specified amount, the cash surrender value of your policy must be sufficient to pay the monthly deduction on the next monthly anniversary. The increased surrender charge will reduce the cash surrender value. If the remaining cash surrender value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will lapse unless the NLG is in effect. Because the minimum monthly premium will increase, you may also have to pay additional premiums to keep the NLG in effect.

Decreases: After the first policy year, you may decrease your specified amount. Any decrease in specified amount will take effect on the monthly anniversary on or next following our receipt of your written request. The specified amount remaining after the decrease may not be less than $100,000. If, following a decrease in specified amount, the policy would no longer qualify as life insurance under federal tax law, the decrease may be limited to the extent necessary to meet these requirements. We reserve the right to limit any specified amount decrease, in any policy year, to no more that 25% of the specified amount in effect as of the date of your request.

A decrease in specified amount will affect your costs as follows:

o Your monthly deduction will decrease because the cost of insurance charge depends upon the specified amount.

o    Charges for certain optional insurance benefits may decrease.


o    The minimum monthly premium will decrease if the NLG is in effect.


o    The surrender charge will not change.

No surrender charge is imposed when you request a decrease in the specified amount.

We will deduct decreases in the specified amount from the current specified amount in this order:

o    First from the portion due to the most recent increase;

o    Next from portions due to the next most recent increases successively; and

o    Then from the initial specified amount when the policy was issued.

This procedure may affect the cost of insurance if we have applied different risk classifications to the current specified amount. We will eliminate the risk classification applicable to the most recent increase in the specified amount first, then the risk classification applicable to the next most recent increase, and so on.

MISSTATEMENT OF AGE OR SEX

If the insured's age or sex has been misstated, the proceeds payable upon death will be:

o    the policy value on the date of death; plus

o the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus

o    the amount of any outstanding indebtedness on the date of death.

SUICIDE

Suicide by the insured, whether sane or insane, within two years from the policy date is not covered by the policy. If suicide occurs, the only amount payable to the beneficiary will be the premiums paid, minus any indebtedness and partial surrenders.

In Colorado and North Dakota, the suicide period is shortened to one year. In Missouri, we must prove that the insured intended to commit suicide at the time he or she applied for coverage. If the insured commits suicide while sane or insane within two years from the effective date of an increase in specified amount, the amount payable for the additional specified amount will be limited to the monthly deductions for the additional specified amount.

BENEFICIARY

Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving us written notice, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the insured, the beneficiary will be you and your estate.

Transfers Between the Fixed Account and Subaccounts

You may transfer policy values from one subaccount to another or between subaccounts and the fixed account.

RESTRICTIONS ON TRANSFERS

This policy is not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of any fund underlying the policy. These and similar activities may adversely affect a fund's ability to invest effectively in accordance with its investment objectives and policies, may increase expenses and may harm other policy owners who allocated premium payments to the fund regardless of their transfer activity. Accordingly, individuals and organizations that use market-timing investment strategies and make frequent transfers should not own this policy.


We monitor the frequency of transfers, including the size of transfers in relation to fund assets in each underlying fund, and we take appropriate action as necessary. In order to prevent market timing activities that may harm or disadvantage other policy owners we may apply modifications or restrictions in any reasonable manner to prevent transfers we believe will disadvantage other policy owners. We may suspend transfer privileges at any time. We may also reject or restrict any specific payment or transfer request and impose specific limitations with respect to market timers, including restricting transfers by market timers to certain underlying funds. We may also apply other restrictions or modifications that could include, but not be limited to:

o    not accepting telephone or electronic transfer requests;


o    requiring a minimum time period between each transfer;

o not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one policy owner; or

o limiting the dollar amount that a policy owner may transfer at any one time.

We agree to provide notice of our intent to restrict transfer privileges to policy owners who have engaged in disruptive activity.


In addition, some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. Accordingly, we may not be in a position to effect certain allocations or transfers requested by market timers and may refuse such requests without prior notice. Subject to state law, we reserve the right to impose, without prior notice, restrictions on allocations and transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners. Transfers involving the fixed account are subject to the restrictions below.


FIXED ACCOUNT TRANSFER POLICIES

o You must make transfers from the fixed account during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods.

o If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.

o If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.

o We will not accept requests for transfers from the fixed account at any other time.

o If you have made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary. We will waive this limitation once during the first two policy years if you exercise the policy's right to exchange provision. (See "Exchange Right.")

MINIMUM TRANSFER AMOUNTS


From a subaccount to another subaccount or the fixed account:

o For mail and phone transfers -- $250 or the entire subaccount balance, whichever is less.

o    For automated transfers -- $50.


From the fixed account to a subaccount:


o For mail and phone transfers -- $250 or the entire fixed account balance minus any outstanding indebtedness, whichever is less.


o    For automated transfers -- $50.

MAXIMUM TRANSFER AMOUNTS


From a subaccount to another subaccount or the fixed account:

o    Entire subaccount balance.

From the fixed account to a subaccount:

o    Entire fixed account balance minus any outstanding indebtedness.


MAXIMUM NUMBER OF TRANSFERS PER YEAR

You may make twelve automated transfers per policy year. In addition, you may make transfers by mail or by phone. However, we reserve the right to limit transfers by mail or phone to five per policy year. If, in the alternative, we allow more than five transfers by mail or phone, we reserve the right to charge a fee for more than five transfers per year by mail or phone.

AUTOMATED TRANSFERS

In addition to written and phone requests, you can arrange to have policy value transferred from one account to another automatically. Your financial advisor can help you set up an automated transfer.

Automated transfer policies

o Only one automated transfer arrangement can be in effect at any time. You can transfer policy values to one or more subaccounts and the fixed account, but you can transfer from only one account.

o You can start or stop this service by written request. You must allow seven days for us to change any instructions that are currently in place.

o You cannot make automated transfers from the fixed account in an amount that, if continued, would deplete the fixed account within 12 months.

o If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.

o If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.


o If the value of the account from which you are transferring policy value is less than the $50 minimum, we will stop the transfer arrangement automatically.

o The balance in any account from which you make an automated transfer must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.

o If we must suspend your automated transfer arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.


o Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts.

o You may make twelve automated transfers per policy year. In addition, we reserve the right to limit mail and phone transfers to five per policy year and to charge a fee for more than five transfers per year by mail or phone.

AUTOMATED DOLLAR-COST AVERAGING


You can use automated transfers to take advantage of dollar-cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative subaccount to a more aggressive one, or to several others.

This systematic approach can help you benefit from fluctuations in accumulation unit value, caused by fluctuations in the market value(s) of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.


How dollar-cost averaging works
                                                                      Number
                                            Amount    Accumulation   of units
                                  Month    invested    unit value    purchased
By investing an equal number      Jan        $100         $20           5.00
of dollars each month...          Feb         100          16           6.25
                                  Mar         100           9          11.11
you automatically buy             Apr         100           5          20.00
more units when the per unit      May         100           7          14.29
market price is low...            June        100          10          10.00
                                  July        100          15           6.67
and fewer units                   Aug         100          20           5.00
when the per unit                 Sept        100          17           5.88
market price is high.             Oct         100          12           8.33

You have paid an average price of only $10.81 per unit over the ten months, while the average market price actually was $13.10.

Dollar-cost averaging does not guarantee that any subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

You may make twelve automated transfers per policy year. In addition, we reserve the right to limit mail and phone transfers to five per policy year and to charge a fee for more than five transfers per year by mail or phone.

ASSET REBALANCING


Subject to availability, you can ask us in writing to allocate the variable subaccount portion of your policy value according to the percentages (in whole percentage amounts) that you choose. The policy value must be at least $2,000 at the time of the rebalance. Asset rebalancing does not apply to the fixed account. The period you select will start to run on the date we record your request. We automatically will rebalance the variable subaccount portion of your policy value either quarterly, semiannually, or annually. On the first valuation date of each of these periods, we automatically will rebalance your policy value so that the value in each subaccount matches your current subaccount percentage allocations. We rebalance by transferring policy value between subaccounts.


You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your policy value. You must allow 30 days for us to change any instructions that currently are in place. There is no charge for asset rebalancing. For more information on asset rebalancing, contact your sales representative.

Policy Loans


You may borrow against your policy by written or telephone request. (See "Two Ways to Request a Transfer, Loan or Surrender" for address and phone numbers for your requests.) Generally, we will process your loan within seven days after we receive your request (for exceptions - see "Deferral of Payments, " under "Payment of Policy Proceeds"). We will mail loan payments to you by regular mail. If you request express mail delivery, we will charge a fee. You may also request that payment be wired to your bank. We will charge a fee if you request that payment be wired to your bank. For instructions, please contact your sales representative.


MINIMUM LOAN AMOUNTS


$500 ($200 for Connecticut residents) or the remaining loan value, whichever is less.


MAXIMUM LOAN AMOUNTS


o In Texas, 100% of the fixed account value and 85% of the variable account value, minus a pro rata portion of surrender charges.

o    In Alabama, 100% of the policy value minus surrender charges.

o    In all other states, 90% of the policy value minus surrender charges.

o    For phone requests, the maximum loan amount is $100,000.


The amount available at any time for a new loan is the maximum loan value less any existing indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next policy anniversary and monthly deductions that we will take until the next policy anniversary.

ALLOCATION OF LOANS TO ACCOUNTS


Unless you specify otherwise, we will take the loan from the fixed account and the subaccounts in proportion to their values at the end of the valuation period during which we receive your request. When we make a loan from a subaccount, we redeem accumulation units and transfer the proceeds into the fixed account. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.


REPAYMENTS


We will allocate loan repayments to subaccounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $25.

OVERDUE INTEREST


If you do not pay accrued interest when it is due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take such interest from the fixed account and/or subaccounts, using the monthly deduction allocation percentages. If the value in the fixed account or any subaccount is not enough to pay the interest so allocated, all of the interest will be taken from all of the accounts in proportion to their value, minus indebtedness.


EFFECT OF POLICY LOANS


A policy loan, whether or not repaid, affects cash value over time because the loan amount is subtracted from the subaccounts and/or fixed account as collateral. The loan collateral does not participate in the investment performance of the subaccounts. The loan collateral earns interest at the minimum rate guaranteed of 4% in the fixed account. A loan reduces the policy surrender value. If the loan causes the cash surrender value to drop to zero, the policy will lapse. The death benefit is reduced by loan indebtedness. A loan may also cause the NLG to terminate.

Policy Surrenders

You may take a full or a partial surrender by written or phone request. (See "Two Ways to Request a Transfer, Loan or Surrender" for address and phone numbers for your requests. We may require you to return your policy. Generally, we will process your payment within seven days (for exceptions -- see "Deferral of Payments" under "Payment of Policy Proceeds.") We will mail surrender payments to you by regular mail. If you request express mail delivery or that payment be wired to your bank, we will charge a fee. For instructions, please contact your sales representative.


TOTAL SURRENDERS


If you surrender your policy, you receive its cash surrender value -- the policy value minus outstanding indebtedness and applicable surrender charges. (See "Loads, Fees and Charges.") We will compute the value of each subaccount as of the end of the valuation period during which we receive your request.


PARTIAL SURRENDERS


After the first policy year, you may surrender any amount from $500 up to 90% of the policy's cash surrender value. We will charge you a partial surrender charge, described under "Loads, Fees and Charges." Unless you specify otherwise, we will make partial surrenders from the fixed account and subaccounts in proportion to their values at the end of the valuation period during which we receive your request. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

Effects of partial surrenders

o A partial surrender will reduce the policy value by the amount of the partial surrender and fee. (See "Fee Tables" and "Loads, Fees and Charges.")

o A partial surrender may terminate the NLG. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the NLG in effect.

o If Option 1 is in effect, a partial surrender will reduce the specified amount by the amount of the partial surrender and fee. We will deduct this decrease from the current specified amount in this order:


     1. First from the specified amount provided by the most recent increase;


     2. Next from the next most recent increases successively; and


     3. Then from the initial specified amount when the policy was issued.


     Because they reduce the specified amount, partial surrenders may affect the cost of insurance. We will not allow a partial surrender if it would reduce the specified amount below $100,000. (See "Decreases" under "Death Benefits."


o If Option 2 is in effect, a partial surrender does not affect the specified amount.

Two Ways To Request A Transfer, Loan of Surrender


Provide your name, policy number, Social Security Number or Taxpayer Identification Number when you request a transfer, loan or partial surrender.


By mail:                            By phone:

Regular mail:                       Call between 8 a.m. and 7 p.m. Central Time:
American Enterprise Life
Insurance Company                   (800) 333-3437 (toll free)
P.O. Box 290679                     (612) 671-7700 (Minneapolis area)
Wethersfield, CT 06129-0679
                                    TTY service for the hearing impaired:
Express mail:                       (800) 285-8846 (toll free)
American Enterprise Life
Insurance Company
Attention: AEL Service Center
1290 Silas Deane Highway
Suite 102
Wethersfield, CT 06109


2 By phone:

o We answer phone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.


o We will honor any telephone transfer, loan or partial surrender requests believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and tape recording calls. As long as these procedures are followed, neither we nor our affiliates will be liable for any loss resulting from fraudulent requests.

o We make telephone transfers, loans and partial surrenders available automatically. If you do not want telephone transfers, loans and partial surrenders to be made from your account, please write and tell us.


Payment of Policy Proceeds


Proceeds will be paid when:


o    you surrender the policy; or

o    the insured dies.


We pay all proceeds by check (unless the beneficiary has chosen to have death benefit proceeds directly deposited into a checking account). We will compute the amount of the death benefit and pay it in a single sum unless you select one of the payment options below. We will pay interest at a rate not less than 4% per year (8% in Arkansas, 11% in Florida) on single sum death proceeds, from the date of the insured's death to the settlement date (the date on which proceeds are paid in a lump sum or first placed under a payment option).


PAYMENT OPTIONS


During the insured's lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options below. (The beneficiary may also select a payment option, unless you say that he or she cannot.) You decide how much of the proceeds will be placed under each option (minimum:
$5,000). We will transfer any such amount to our general account. Unless we agree otherwise, payments under all options must be made to a natural person.

Option A - Interest Payments: We will pay interest on any proceeds placed under this option at a rate of 4% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all of the proceeds that remain or you may place them under a different payment option approved by us.

Option B - Payments for a specified period: We will make fixed monthly payments for any number of years you specify. We will furnish monthly amounts for other payment periods at your request, without charge.

Option C - Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. We will guarantee payment for 5, 10 or 15 years. We will furnish settlement rates for any year, age, or any combination of year, age and sex at your request, without charge.

DEFERRAL OF PAYMENTS


We reserve the right to defer payments of cash surrender value, policy loans or variable death benefits in excess of the specified amount if:

o the payments derive from a premium payment made by a check that has not cleared the banking system (we have not collected good payment);

o    the NYSE is closed (other than customary weekend and holiday closings);

o in accordance with SEC rules, trading on the NYSE is restricted or, because of an emergency, it is not practical to dispose of securities held in the subaccount or determine the value of the subaccount's net assets.


We may delay the payment of any loans or surrenders from the fixed account up to six months from the date we receive the request. If we postpone the payment of surrender proceeds more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 3% for the period of postponement.


Federal Taxes


The following is a general discussion of the policy's federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation as well as IDS Life's tax status, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of federal income tax laws as the Internal Revenue Service (IRS) currently interprets them; both the laws and their interpretation may change.

As with any financial product purchased, the decision as to who the owner and the beneficiary will be should be made by the client after consultation with his or her tax and legal advisors. These decisions may significantly affect the amount due for income tax, gift tax and estate tax and also the client's ownership rights to the policy.


The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. We reserve the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.

Diversification and Investment Control: The IRS has issued final regulations relating to the diversification requirements under Section 817(h) of the Code. Each fund intends to comply with these requirements.

The U.S. Treasury and the IRS indicated they may provide additional guidance on investment control. This concerns how many subaccounts an insurance company may offer and how many exchanges among subaccounts it may allow before the owner would be currently taxed on income earned within subaccount assets. We do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the policy, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.


AEL's TAX STATUS

We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income from the subaccounts is reinvested and becomes part of the subaccounts' value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the subaccounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance contracts or in our tax status as we currently understand it.


TAXATION OF POLICY PROCEEDS


Death benefit proceeds: The death benefit paid to the beneficiary is not considered part of the beneficiary's income and therefore is not subject to federal income taxes. When the proceeds are paid on or after the youngest insured's attained insurance age 100, if the amount received plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income.


Death benefit proceeds under Payment Option A: The death benefit proceeds are not subject to income tax, but payments of interest are.


Death benefit proceeds under Payment Options B and C: A portion of each payment will be taxed as ordinary income and a portion will be considered a return of the beneficiary's investment in the policy and will not be taxed. The beneficiary's investment in the policy is the death benefit proceeds applied to the payment options. All payments made after the investment in the policy is fully recovered will be subject to tax.

Pre-death proceeds: Part or all of any pre-death proceeds received through full surrender, lapse, partial surrender, policy loan or assignment of policy value, or payment options may be subject to federal income tax as ordinary income. (See the following table.) In some cases, the tax liability depends on whether the policy is a modified endowment (explained following the table). The taxable amount may also be subject to an additional 10% penalty tax if the policy is a modified endowment.

Source of proceeds                                           Taxable portion of pre-death proceeds
Full surrender:                                              Amount received plus any indebtedness, minus your
                                                             investment in the policy.*

Lapse:                                                       Any outstanding indebtedness minus your investment in the
                                                             policy.*

Partial surrenders (modified endowments):                    Lesser of: The amount received or policy value minus your
                                                             investment in the policy.*

Policy loans and assignments (modified endowments):          Lesser of: The amount of the loan/assignment or policy value minus your investment in the policy.*

Partial surrenders (not modified endowments):                Generally, if the amount received is greater than your
                                                             investment in the policy,* the amount in excess of your
                                                             investment is taxable. However, during the first 15
                                                             policy years, a different amount may be taxable if the
                                                             partial surrender results in or is necessitated by a
                                                             reduction in benefits.

Policy loans and assignments (not modified endowments):      None.**

Payment options:                                             Option A: Taxed as full surrender (and may be subject to
                                                             additional 10% penalty tax if modified endowment contract).
                                                             Interest taxed (and not subject to additional 10% penalty tax).

                                                             Options B and C: Portion of each payment taxed and portion considered a return on investment in the policy* and not
                                                             taxed. Any outstanding indebtedness at the time the option is elected taxed as a partial surrender (and may be subject to additional 10% penalty tax if modified endowment
                                                             contract). Payments made after the investment in the policy*
                                                             fully recovered taxed and subject to an additional 10%
                                                             penalty tax.

 * Investment in the policy is equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus taxable portion of any previous policy loans.


** See "Lapse" under "Source of proceeds" above for explanation of tax treatment.

MODIFIED ENDOWMENT CONTRACTS

In 1988, Congress created a new class of life insurance policies called "Modified Endowment Contracts." The IRS taxes these policies differently from conventional life insurance contracts.

Your policy is a modified endowment contract if:

o  you apply for it or materially change it on or after June 21, 1988 and

o the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.


Also, any life insurance policy you receive in exchange for a modified endowment is itself a modified endowment.

We have procedures for monitoring whether your policy may become a modified endowment contract. We calculate modified endowment limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the risk classification of the insured. We recalculate these limits later if certain increases or reductions in benefits occur.

Increases in benefits: We recalculate limits when an increase is a "material change." Almost any increase you request, such as an increase in specified amount, the addition of a rider benefit or an increase in an existing rider benefit, is a material change. An automatic increase under the terms of your policy, such as an increase in death benefit due to operation of the applicable percentage table described in the "Proceeds Payable upon Death" section or an increase in policy value growth under Option 2, generally is not a material change. A policy becomes a modified endowment if premiums you pay in the early years following a material change exceed the recalculated limits.

Reductions in benefits: When you reduce benefits within seven years after we issue the policy or after the most recent material change, we recalculate the limits as if the reduced level of benefits had always been in effect. In most cases, this recalculation will further restrict the amount of premiums that you can pay without exceeding modified endowment limits. If the premiums you have already paid exceed the recalculated limits, the policy becomes a modified endowment with applicable tax implications even if you do not pay any further premiums.

Distributions affected: Modified endowment rules apply to distributions in the year the policy becomes a modified endowment and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment because the IRS presumes that you took a distribution in anticipation of that event.

Serial purchase of modified endowments: The IRS treats all modified endowments issued by the same insurer (or possibly affiliated companies of the insurer) to the same owner during any calendar year as one policy for purposes of determining the amount of any loan or distribution that is taxable.

Penalty tax: If a policy is a modified endowment, the taxable portion of pre-death proceeds from a full surrender, maturity, lapse, partial surrender, policy loan or assignment of policy value or certain payment options may be subject to a 10% penalty tax unless:


o    the distribution occurs after the owner attains age 591/2;

o the distribution is attributable to the owner becoming disabled (within the meaning of Code Section 72(m)(7)) or

o the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner's beneficiary.

OTHER TAX CONSIDERATIONS

Interest paid on policy loans: If you use a policy loan for personal purposes, interest paid on the loan is not tax-deductible. Other rules apply if you use the loan for trade or business or investment purposes or if a business or corporation owns the policy from which the loan is taken.

Policy changes: Changing ownership, exchanging or assigning the policy may have tax consequences, depending on the circumstances.

Other taxes: Federal estate tax, state and local estate tax or inheritance tax, federal or state gift tax and other tax consequences of ownership or receipt of policy proceeds also will depend on the circumstances.

Tax-deferred retirement plans: The policy may be used in conjunction with certain retirement plans that are already tax-deferred under the Code. The policy will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is tax-deferred. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant.


On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy's cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with legal counsel before purchasing the policy for any employment-related insurance or benefit program.

LEGAL PROCEEDINGS [to be updated by amendment]

A number of lawsuits involving insurance sales practices, alleged agent misconduct, failure to properly supervise agents and other matters relating to life insurance policies and annuity contracts have been filed against life and health insurers in jurisdictions in which American Enterprise Life and its affiliates do business. American Enterprise Life and its affiliates, like other life and health insurers, are involved in such litigation. IDS Life was a named defendant in three class action lawsuits of this nature. American Enterprise Life is a named defendant in one of the suits, Richard W. and Elizabeth J. Thoresen v. American Express Financial Corporation, American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company and IDS Life Insurance Company of New York which was commenced in Minnesota state court on October 13, 1998. These class action lawsuits included allegations of improper insurance and annuity sales practices including improper replacement of existing annuity contracts and insurance policies, improper use of annuities to fund tax deferred contributory retirement plans, alleged agent misconduct, failure to properly supervise agents and other matters relating to life insurance policies and annuity contracts.

In January 2000, AEFC and its subsidiaries reached an agreement in principle to settle the three class action lawsuits, including the one described above. It is expected the settlement will provide $215 million of benefits to more than two million participants in exchange for a release by class members of all insurance and annuity market conduct claims dating back to 1985.

In August 2000, an action entitled Lesa Benacquisto, Daniel Benacquisto, Richard Thoresen, Elizabeth Thoresen, Arnold Mork, Isabella Mork, Ronald Melchert and Susan Melchert v. American Express Financial Corporation, American Express Financial Advisors, American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company and IDS Life Insurance Company of New York was commenced in the United States District Court for the District of Minnesota. The complaint put at issue various alleged sales practices and misrepresentations and allegations of violations of federal laws.


In May 2001, the United States District Court for the District of Minnesota and the District Court, Fourth Judicial District for the State of Minnesota, Hennepin County entered orders approving the settlement as tentatively reached in January 2000. Appeals were filed in both federal and state court but subsequently dismissed by the parties filing the appeals. The orders approving the settlement were final as of September 24, 2001. Implementation of the settlement commenced October 15, 2001.

Numerous individuals opted out of the settlement described above and therefore did not release their claims against AEFC and its subsidiaries. Some of these class members who opted out were represented by counsel and presented separate claims. Most of their claims have been settled.


The outcome of any litigation or threatened litigation cannot be predicted with any certainty. However, in the aggregate, American Enterprise Life does not consider any lawsuits in which it is named as a defendant to be material.


The outcome of any litigation or threatened litigation cannot be predicted with any certainty. However, in the aggregate, IDS Life does not consider any lawsuits in which it is named as a defendant to be material.

Policy Illustrations

The following tables illustrate how policy values, cash surrender values and death benefits can change over time based on specific assumptions about investment returns, expenses, risk classification of the insured, death benefit, premiums, loans and partial surrenders. A change in any of the assumptions will change the illustrated results.

You may obtain illustrations like those shown below based on the particular characteristics of the person you want to insure by contacting us at the address or phone number on the first page of the prospectus. If you purchase a policy, we will provide you with a projection of future death benefits and policy values upon written request. This projection will be based on assumptions to which we agree as to specified amount, death benefit option and future premium payments.

UNDERSTANDING THE ILLUSTRATIONS


Rates of return: The illustrations uniformly assume gross rates of return 0%, 6% or 12% for each policy year. These gross rates of return do not reflect the deduction of charges and expenses of the funds.


Expenses: The policy values illustrated reflect the deduction of the following expenses:

    o    Premium expense charges;

    o    Cost of insurance charges;


    o    Administrative charges;


    o    Mortality and expense risk charges; and

    o    Annual operating expenses of the funds.

We show the impact of the cost of insurance charges, policy fees and the mortality and expense risk charges under two different scenarios:

    o    Current charges in all years illustrated; and

    o    Guaranteed charges in all years illustrated.


All charges reflected in the illustrated policy values below are described in detail in the sections entitled "Fee Table" and "Loads, Fees and Charges." This section describes the charges reflected in the illustrated policy values. This section also describes the various charges that are deducted. The illustrated policy values reflect the timing of these deductions, however, they do not reflect charges for optional insurance benefits. Adding optional insurance benefits which have charges, (See, "Fee Tables") would result in additional charges, which would reduce the illustrated policy values.

We show the impact of the annual operating expenses of the funds by using the arithmetic average of annual operating expenses (including management fees, 12b-1 fees and other expenses) of all funds listed in the Fee Table. The arithmetic average of all fund operating expenses used in the following illustrations is ____ % of average daily net assets. Actual policy values would reflect the annual operating expenses of each fund in which policy values were invested and therefore may be higher or lower than those illustrated using the arithmetic average of all fund expenses.

Risk classification of the insured: The illustration assumes the insured is a male, age 30, in our preferred nonsmoker risk classification. Illustrated policy values would be lower if the assumed insured did not qualify as a preferred nonsmoker risk.


Death benefit: The death benefit illustrated is Option 1, a level death benefit. If Option 2 were selected, illustrated policy values would be lower and the death benefit would be greater than what is illustrated.


Premiums: The illustrations assume that a premium of $1,500 is paid in full at the beginning of each policy year. Results would differ if:


o    Premiums were not paid in full at the beginning of each policy year;

o    Premium amounts paid were different.

Loans and partial surrender: The policy values illustrated assume no loans or partial surrenders are taken. If loans or partial surrenders were taken, illustrated policy values would be lower.


Illustration
Initial specified amount $200,000                            Male - age 30                              Current costs assumed
Death benefit Option 1                                    Preferred nonsmoker                           Annual premium $1,500
        Premium(1)           Death benefit                         Policy value                      Cash surrender value
        accumulated   assuming hypothetical gross           assuming hypothetical gross           assuming hypothetical gross
End of  with annual   annual investment return of           annual investment return of           annual investment return of
policy   interest
year       at 5%        0%         6%         12%             0%         6%         12%             0%         6%         12%
   1      1,575     200,000    200,000      200,000       1,091      1,167        1,244             --         --           --
   2      3,229     200,000    200,000      200,000       2,162      2,383        2,614            185        407          638
   3      4,965     200,000    200,000      200,000       3,214      3,651        4,125          1,378      1,815        2,289
   4      6,788     200,000    200,000      200,000       4,229      4,953        5,771          2,534      3,259        4,077
   5      8,703     200,000    200,000      200,000       5,226      6,310        7,585          3,672      4,757        6,032
   6     10,713     200,000    200,000      200,000       6,205      7,724        9,585          4,793      6,312        8,173
   7     12,824     200,000    200,000      200,000       7,166      9,198       11,789          5,895      7,927       10,518
   8     15,040     200,000    200,000      200,000       8,093     10,716       14,200          6,963      9,587       13,070
   9     17,367     200,000    200,000      200,000       8,992     12,287       16,846          8,003     11,299       15,857
  10     19,810     200,000    200,000      200,000       9,852     13,901       19,740          9,005     13,054       18,892
  15     33,986     200,000    200,000      200,000      13,982     23,294       39,900         13,841     23,153       39,759
  20     52,079     200,000    200,000      200,000      17,159     34,398       72,811         17,159     34,398       72,811
  25     75,170     200,000    200,000      200,000      18,827     47,113      126,914         18,827     47,113      126,914
  30    104,641     200,000    200,000      289,548      18,256     61,322      216,081         18,256     61,322      216,081
  35    142,254     200,000    200,000      440,956      14,140     76,728      361,439         14,140     76,728      361,439
  40    190,260     200,000    200,000      692,602       3,388     92,330      597,071          3,388     92,330      597,071
  45    251,528          --    200,000    1,049,571          --    107,153      980,908             --    107,153      980,908
  50    329,723          --    200,000    1,691,566          --    118,288    1,611,015             --    118,288    1,611,015
  55    429,522          --    200,000    2,750,743          --    119,737    2,619,755             --    119,737    2,619,755
  60    556,894          --    200,000    4,418,364          --     93,612    4,207,966             --     93,612    4,207,966
  65    719,457          --         --    7,002,192          --         --    6,668,754             --         --    6,668,754
  70    926,932          --         --   10,788,038          --         --   10,681,226             --         --   10,681,226

(1) This information is for comparative purposes only. There is no such option available under your policy.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We cannot represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Illustration
Initial specified amount $200,000                            Male - age 30                             Guaranteed costs assumed
Death benefit Option 1                                    Preferred nonsmoker                             Annual premium $1,500
        Premium(1)            Death benefit                          Policy value                    Cash surrender value
        accumulated    assuming hypothetical gross            assuming hypothetical gross         assuming hypothetical gross
End of  with annual    annual investment return of            annual investment return of         annual investment return of
policy   interest
year       at 5%        0%         6%         12%             0%         6%         12%             0%         6%         12%
   1      1,575     200,000    200,000      200,000       1,061      1,137        1,212             --         --           --
   2      3,229     200,000    200,000      200,000       2,098      2,315        2,543            121        339          566
   3      4,965     200,000    200,000      200,000       3,110      3,538        4,002          1,274      1,702        2,167
   4      6,788     200,000    200,000      200,000       4,092      4,800        5,599          2,398      3,105        3,905
   5      8,703     200,000    200,000      200,000       5,040      6,097        7,341          3,487      4,544        5,788
   6     10,713     200,000    200,000      200,000       5,959      7,438        9,250          4,547      6,026        7,838
   7     12,824     200,000    200,000      200,000       6,845      8,817       11,336          5,574      7,547       10,065
   8     15,040     200,000    200,000      200,000       7,692     10,233       13,612          6,562      9,103       12,483
   9     17,367     200,000    200,000      200,000       8,496     11,679       16,094          7,508     10,691       15,105
  10     19,810     200,000    200,000      200,000       9,264     13,165       18,807          8,417     12,318       17,960
  15     33,986     200,000    200,000      200,000      12,397     21,055       36,614         12,256     20,914       36,473
  20     52,079     200,000    200,000      200,000      14,124     29,572       64,533         14,124     29,572       64,533
  25     75,170     200,000    200,000      200,000      13,783     38,192      108,971         13,783     38,192      108,971
  30    104,641     200,000    200,000      242,502       9,980     45,677      180,972          9,980     45,677      180,972
  35    142,254     200,000    200,000      360,310         199     49,776      295,336            199     49,776      295,336
  40    190,260          --    200,000      550,604          --     45,614      474,658             --     45,614      474,658
  45    251,528          --    200,000      810,696          --     21,803      757,660             --     21,803      757,660
  50    329,723          --         --    1,271,172          --         --    1,210,640             --         --    1,210,640
  55    429,522          --         --    2,002,934          --         --    1,907,556             --         --    1,907,556
  60    556,894          --         --    3,095,872          --         --    2,948,449             --         --    2,948,449
  65    719,457          --         --    4,666,885          --         --    4,444,652             --         --    4,444,652
  70    926,932          --         --    6,728,281          --         --    6,661,664             --         --    6,661,664

(1) This information is for comparative purposes only. There is no such option available under your policy.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We cannot represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


Key Terms

These terms can help you understand details about your policy.

Accumulation unit: An accounting unit used to calculate the policy value of the subaccounts prior to the insured's death.

Attained insurance age: The insured's insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.

Cash surrender value: Proceeds received if you surrender the policy in full, or the amount payable if the insured's death occurs on or after the insured has attained insurance age 100. The cash surrender value equals the policy value minus indebtedness and any applicable surrender charges.

Close of business: Closing time of the New York Stock Exchange, normally 3 p.m., Central time.

Code: The Internal Revenue Code of 1986, as amended.


Fixed account: The general investment account of American Enterprise Life. The fixed account is made up of all of American Enterprise Life's assets other than those held in any separate account.


Fixed account value: The portion of the policy value that you allocate to the fixed account, including indebtedness.

Funds: Mutual funds or portfolios, each with a different investment objective. (See "The Funds.") Each of the subaccounts of the variable account invests in a specific one of these funds.


American Enterprise Life: In this prospectus, "we," "us," "our" and "American Enterprise Life" refer to American Enterprise Life Insurance Company.

Indebtedness: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.


Insurance age: The insured's age, based upon his or her last birthday on the policy date.


Insured: The person whose life is insured by the policy.


Lapse: The policy ends without value and no death benefit will be paid.

Minimum monthly premium: The premium required to keep the NLG in effect. We show the minimum monthly premium in your policy.


Monthly date: The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.

Net amount at risk: A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.

Net premium: The premium paid minus the premium expense charge.


No lapse guarantee (NLG): A feature of the policy guaranteeing that the policy will not lapse before the five policy years. The guarantee is in effect if you meet certain premium payment requirements.




Owner: The entity(ies) to which, or individual(s) to whom, we issue the policy or to whom you subsequently transfer ownership. In the prospectus "you" and "your" refer to the owner.


Policy anniversary: The same day and month as the policy date each year the policy remains in force.

Policy date: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months.

Policy value: The sum of the fixed account value plus the variable account value.

Proceeds: The amount payable under the policy as follows:


o Upon death of the insured prior to the date the insured has attained insurance age 100, proceeds will be the death benefit in effect as of the date of the insured has death, minus any indebtedness.

o Upon the death of the insured on or after the insured has attained insurance age 100, proceeds will be the cash surrender value.


o    On surrender of the policy, the proceeds will be the cash surrender value.


Pro rata basis: Allocation to the fixed account and each of the subaccounts. It is proportionate to the value (minus any indebtedness in the fixed account) that each bears to the policy value, minus indebtedness.


Risk classification: A group of insureds that American Enterprise Life expects will have similar mortality experience.

Scheduled premium: A premium you select at the time of application, of a level amount, at a fixed interval of time.

Specified amount: An amount we use to determine the death benefit and the proceeds payable upon death of the insured prior to the insured's attained insurance age 100. We show the initial specified amount in your policy.


Subaccount(s): One or more of the investment divisions of the variable account, each of which invests in a particular fund.

Surrender charge: A charge we assess against the policy value at the time of surrender, or if the policy lapses, during the first 15 years of the policy and for 15 years after an increase in coverage.

Valuation date: A normal business day, Monday through Friday, on which the New York Stock Exchange is open. We set the value of each subaccount at the close of business on each valuation date.


Valuation period: The interval commencing at the close of business on each valuation date and ending at the close of business on the next valuation date.


Variable account: American Enterprise Variable Life Account consisting of subaccounts, each of which invests in a particular fund. The policy value in each subaccount depends on the performance of the particular fund.


Variable account value: The sum of the values that you allocate to the subaccounts of the variable account.

Financial Statements

You can find our audited financial statements and the audited financial statements of the subaccounts in the Statement of Additional Information (SAI).

(Back Cover)


Additional information about American Enterprise Variable Life Account (Registrant) is included in SAI. The SAI and personal illustrations of death benefits, cash surrender values, and policy values are available, without charge, upon request. To request the SAI or a personal illustration, or for other inquiries about the policies, contact your sales representative or American Enterprise Life Insurance Company at the phone and address listed below. The SAI dated the same date as this prospectus, is incorporated by reference into this prospectus.

American Enterprise Life Insurance Company
829 AXP Financial Center
Minneapolis, MN 55474
Telephone: (800) 333-3437
Web site address: americanexpress.com


You may review and copy information about the Registrant, including the SAI, at the SEC's Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Registrant are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfor@sec.gov, or by writing to the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.


Investment Company Act File #811-09515

Statement of Additional Information


May 1, 2003


American Express

Signature

Variable Universal Life (R)

AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

Issued by:          American Enterprise Life Insurance Company
                    829 AXP Financial Center
                    Minneapolis, MN 55474
                    Phone: (800) 333-3437
                    Web site address: americanexpress.com

                    American Enterprise Variable Life Account

American Enterprise Variable Life Account is a separate account established and maintained by American Enterprise Life Insurance Company (AEL).


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained by writing or calling us at the address and phone number above.

Table of Contents


Information about AEL


      Ownership............................................
      State Regulation.....................................
      Reports..............................................
      Rating Agencies......................................

Principal Underwriter......................................

Distribution of the Policy.................................

The Variable Account.......................................

Additional Information about the Operation
of the Policies............................................

      Additional Information on Payment Options............

Performance Information....................................

      Average Annual Total Return..........................
      Rates of Return of the Funds.........................
      Rates of Return of the Subaccounts...................
      Annualized Yield for a Subaccount
      Investing in a Money Market Fund.....................
      Annualized Yield for a Subaccount
      Investing in an Income Fund..........................

Independent Auditors.......................................

Financial Information......................................

Information about AEL

We are a stock life insurance company organized under the laws of the State of Indiana in 1981. Our address is 829 AXP Financial Center, Minneapolis, MN 55474. Our statutory address is 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204.

We conduct a conventional life insurance business in all states except New York. Our affiliate, IDS Life Insurance Company (IDS Life), has been in the variable annuity business since 1968 and has sold a number of different variable annuity contracts and variable life insurance policies, utilizing other separate accounts, unit investment trusts and mutual funds.


OWNERSHIP


We issue the life insurance policies. We are a wholly owned subsidiary of IDS Life, which is a wholly-owned subsidiary of American Express Financial Corporation (AEFC). AEFC, a Delaware corporation, is a wholly-owned subsidiary of American Express Company.


The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.

Besides managing investments for all funds in the American Express(R) Funds, AEFC also manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life. Total assets under management as of the most recent fiscal year were more than $__________ billion.

STATE REGULATION


We are subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we operate. We file an annual statement in a prescribed form with Indiana's Department of Insurance and in each state in which we do business. Our books and accounts are subject to review by the Indiana Department of Insurance at all times and a full examination of its operations is conducted periodically.


REPORTS

At least once a year we will mail to you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.

RATING AGENCIES

We receive ratings from independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. This information does not relate to the management or performance of the subaccounts of the policy. This information relates only to our general account and reflects our ability to pay the benefits promised under the policy.


For detailed information on the agency rating given to us, contact your sales representative, or view our current ratings by visiting the agency Web sites directly at:


A.M. Best               www.ambest.com
Fitch                   www.fitchratings.com
Moody's                 www.moodys.com/insurance

A.M. Best -- Rates insurance companies for their financial strength.

Fitch (formerly Duff & Phelps) -- Rates insurance companies for their claims-paying ability.

Moody's -- Rates insurance companies for their financial strength.

Principal Underwriter


American Express Financial Advisors Inc. (AEFA) serves as the principal underwriter of the policy, which it offers on a continuous basis. AEFA is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (NASD). AEFA is a wholly-owned subsidiary of AEFC, which is a wholly-owned subsidiary of American Express Company. Our representatives are licensed insurance and annuity agents and are registered with the NASD as representatives of AEFA.

AEFA currently pays underwriting commissions for its role as principal underwriter of all variable life insurance policies associated with this variable account. For the past three years, the aggregate dollar amount of underwriting commissions paid in its role as principal underwriter for the variable account has been: 200_: $_________; 200_: $__________; and ______:
$________. AEFA retains no underwriting commission from the sale of the policy.


Distribution of the Policy


Broker-dealers who have entered into distribution agreements with AEFA and us will distribute the life insurance policies. We pay commissions for sales of policies to insurance agencies or broker-dealers that are also insurance agencies. These commissions will be up to 95% of the initial target premium (annualized), plus up to 2% of all premiums in excess of the target premium. Each year, starting in year two, we pay a service fee of 0.25% of the policy value, net of indebtedness. In addition, we may pay certain sellers additional compensation for selling and distribution activities under certain circumstances. From time to time, we will pay or permit other promotional incentives, in cash or credit or other compensation.


The Variable Account


We established the variable account on July 15, 1987 under Indiana law. It is registered as a single unit investment trust under the Investment Company Act of 1940. This registration does not involve any SEC supervision of the variable account's management or investment practices or policies.


The variable account meets the definition of a separate account under federal securities laws. Other variable life insurance policies that are not described in this prospectus also invest in subaccounts of the variable account.

Additional Information about the Operation of the Policies

ADDITIONAL INFORMATION ON PAYMENT OPTIONS

Option B -- Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000.00 placed under this option:

                          Payment period        Monthly payment per $1,000.00
                              (years)               placed under Option B
                                10                         $9.61
                                15                          6.87
                                20                          5.51
                                25                          4.71
                                30                          4.18

We will furnish monthly amounts for other payment periods at your request, without charge.


Option C -- Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. We will guarantee payment for 5, 10 or 15 years.

We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

The amount of each monthly payment per $1,000 placed under this option will be at least the amounts shown in the following table. We will furnish monthly amounts for any adjusted age not shown at your request, without charge.

Life income per $1,000 with payments guaranteed for

Adjusted    Settlement beginning          5 years                 10 years              15 years
age payee          in year            Male      Female         Male    Female        Male      Female
65                  2005              5.26        4.66         5.15      4.62        4.95       4.53
                    2010              5.17        4.60         5.07      4.55        4.89       4.48
                    2015              5.09        4.53         4.99      4.49        4.83       4.42
                    2020              5.01        4.47         4.92      4.44        4.77       4.38
                    2025              4.94        4.42         4.86      4.39        4.72       4.33
                    2030              4.87        4.37         4.79      4.34        4.67       4.29
70                  2005              6.12        5.35         5.87      5.24        5.48       5.05
                    2010              6.01        5.26         5.77      5.16        5.41       4.99
                    2015              5.89        5.17         5.68      5.08        5.35       4.93
                    2020              5.79        5.09         5.59      5.01        5.29       4.87
                    2025              5.69        5.01         5.51      4.94        5.23       4.82
                    2030              5.59        4.94         5.43      4.88        5.17       4.76
75                  2005              7.27        6.33         6.72      6.07        6.00       5.65
                    2010              7.11        6.20         6.61      5.97        5.94       5.59
                    2015              6.96        6.08         6.50      5.87        5.88       5.52
                    2020              6.82        5.97         6.40      5.78        5.83       5.46
                    2025              6.68        5.86         6.30      5.69        5.77       5.40
                    2030              6.55        5.76         6.21      5.60        5.72       5.34


Performance Information

Performance information for the subaccounts may appear from time to time in advertisements or sales literature. The subaccounts may quote various performance figures to illustrate past performance. We base total return and current yield quotations (if applicable) on standardized methods of computing performance as required by the SEC. An explanation of the methods used to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN

We will express quotations of average annual total return for the subaccounts in terms of the average annual compounded rate of return of a hypothetical investment in the policy over a period of one, five and ten years (or, if less, up to the life of the subaccounts), calculated according to the following formula:

                       P(1 + T)(to the power of n) = ERV

where:   P    =   a hypothetical initial payment of $1,000.00

         T    =   average annual total return

         n    =   number of years

         ERV  =   Ending Redeemable Value of a hypothetical $1,000.00 payment made at the beginning of the period, at the end of the period
                  (or fractional portion thereof)

RATES OF RETURN OF THE FUNDS

In the following table are average annual rates of return based on the actual investment performance of the funds after deduction of applicable fund operating expenses (including the management fees, 12b-1 fees and other expenses) for the periods indicated assuming reinvestment of dividends and capital gains. These rates do not reflect charges that apply to the subaccounts or the policy and therefore do not illustrate how actual investment performance will affect policy benefits. If these charges were reflected, the illustrated rates of return would have been significantly lower. Past performance does not guarantee future results.

Average Annual Total Return for Period ending Dec. 31, 2002
                                                                                                                10 years or since
Fund                                                                      1 year        3 years       5 years     commencement
AXP(R) Variable Portfolio -
     Blue Chip Advantage Fund (9/99)
     Bond Fund (10/81)
     Capital Resource Fund (10/81)
     Cash Management Fund (10/81)
     Diversified Equity Income Fund (9/99)
     Extra Income Fund (5/96)
     Federal Income Fund (9/99)
     Growth Fund (9/99)
     Managed Fund (4/86)
     New Dimensions Fund(R) (5/96)
     Small Cap Advantage Fund (9/99)
AIM V.I.
     Capital Appreciation Fund, Series I (5/93)
     Capital Development Fund, Series I (5/98)
     Premier Equity Fund, Series I (5/93)
Alliance VP
     Premier Growth Portfolio, Class B (6/92)
     Technology Portfolio, Class B (1/96)
     U.S. Government/High Grade Securities Portfolio, Class B (9/92)
Baron Capital Funds Trust
     Capital Asset Fund - Insurance Shares (10/98)
Credit Suisse Trust
     Emerging Growth Portfolio (9/99)
Fidelity VIP
     Growth & Income Portfolio (Service Class) (12/96)
     Mid Cap Portfolio (Service Class) (12/98)
     Overseas Portfolio (Service Class) (1/87)
FTVIPT
     Franklin Real Estate Fund - Class 2 (1/89)
     Mutual Shares Securities Fund - Class 2 (11/96)
     Templeton Foreign Securities Fund - Class 2 (5/92)
     Templeton International Smaller Companies Fund - Class 2 (5/96)
Goldman Sachs VIT
     Capital Growth Fund (4/98)
     CORE(SM) U.S. Equity Fund (2/98)
     Global Income Fund (1/98)
     International Equity Fund (1/98)

JPMorgan
     U.S. Disciplined Equity Portfolio (1/95)
Lazard Retirement Series
     Equity Portfolio (3/98)
     International Equity Portfolio (9/98)
MFS(R)
     New Discovery Series - Initial Class (5/98)
     Research Series - Initial Class (7/95)
     Utilities Series - Initial Class (1/95)
Putnam Variable Trust
     Putnam VT Growth and Income Fund - Class IB Shares (2/88)
     Putnam VT International Growth Fund - Class IB Shares (1/97)
     Putnam VT International New Opportunities Fund - Class IB Shares (1/97) Royce Capital Fund
     Micro-Cap Portfolio (12/96)
     Small Cap Portfolio (12/96)
Wanger
     International Small Cap (5/95)
     U.S. Smaller Companies (5/95)


RATES OF RETURN OF THE SUBACCOUNTS

This information reflects the performance of a hypothetical investment in a particular subaccount during a specified time period. We show actual performance from the date the subaccounts began in investing in the funds. We also show performance from the commencement date of the funds as if the subaccounts invested in them at that time, which, in some cases, they did not. Although we base performance figures on historical earnings, past performance does not guarantee future results.


Average annual rates of return in the following tables reflect all fund operating expenses and the mortality and expense risk charge. In the first table, the rates of return also reflect the 3% premium expense charge. In the second table the rates of return do not reflect the 3% premium expense charge. In both tables the rates of return do not reflect the surrender charge or monthly deduction. If these charges were reflected, the illustrated rates of return would have been lower.

Average Annual Total Return Reflecting the 3% Premium Expense Charge For
Period Ending Dec. 31, 2002
                                                               Performance since                       Performance since
                                                         commencement of the subaccount            commencement of the fund
                                                                                  Since                                    Since
Subaccount  Investing in                             1 year  5 years  10 years  commencement  1 year 5 years  10 years  commencement
         AXP(R) Variable Portfolio -
VPBCA      Blue Chip Advantage Fund (1/00) (9/99)
VPBND      Bond Fund (1/00) (10/81)
VPCPR      Capital Resource Fund (1/00) (10/81)
VPCMG      Cash Management Fund (1/00) (10/81)
VPDEI      Diversified Equity Income Fund
           (1/00) (9/99)
VPEXI      Extra Income Fund (1/00) (5/96)
VPFIF      Federal Income Fund (1/00) (9/99)
VPGRO      Growth Fund (1/00) (9/99)
VPMGD      Managed Fund (1/00) (4/86)
VPNDM      New Dimensions Fund(R) (1/00) (5/96)
VPSCA      Small Cap Advantage Fund (1/00) (9/99)
         AIM V.I.
VACAP      Capital Appreciation Fund, Series I
           (1/00) (5/93)
VACDV      Capital Development Fund, Series I
           (1/00) (5/98)
VAVAL      Premier Equity Fund, Series I
           (1/00) (5/93)
         Alliance VP
VAPGR      Premier Growth Portfolio, Class B
           (1/00) (6/92)
VATEC      Technology Portfolio, Class B
           (1/00) (1/96)
VAUGH      U.S. Government/High Grade Securities
           Portfolio, Class B (1/00) (9/92)
         Baron Capital Funds Trust
VBCAS      Capital Asset Fund - Insurance
           Class (1/00) (10/98)
         Credit Suisse Trust
VWTEG      Emerging Growth Portfolio (1/00) (9/99)
         Fidelity VIP
VFGRI      Growth & Income Portfolio
           (Service Class) (1/00) (12/96)
VFMDC      Mid Cap Portfolio (Service Class)
           (1/00) (12/98)
VFOVS      Overseas Portfolio (Service Class)
           (1/00) (1/87)
         FTVIPT
VFRES      Franklin Real Estate Fund - Class 2
           (1/00) (1/89)
VFMSS      Mutual Shares Securities Fund -Class 2
           (1/00) (11/96)
VILSE      Templeton Foreign Securities Fund -
           Class 2 (3/02) (5/92)

VFISC     Templeton International Smaller
          Companies Fund - Class 2 (1/00) (5/96)
        Goldman Sachs VIT
VGCPG     Capital Growth Fund (1/00) (4/98)
VGCUS     CORE(SM) U.S. Equity Fund (1/00) (2/98)
VGGLI     Global Income Fund (1/00) (1/98)
VGINE     International Equity Fund (1/00) (1/98)
        JPMorgan
VJUDE     U.S. Disciplined Equity Portfolio (1/00) (1/95)
        Lazard Retirement Series
VLREQ     Equity Portfolio (1/00) (3/98)
VLRIE     International Equity Portfolio (1/00) (9/98)
        MFS(R)
VMNDS     New Discovery Series - Initial Class (1/00) (5/98)
VMRES     Research Series - Initial Class (1/00) (7/95)
VMUTS     Utilities Series - Initial Class (1/00) (1/95)
        Putnam Variable Trust
VPGRI     Putnam VT Growth and Income Fund - Class IB Shares (1/00) (2/88)
VPIGR     Putnam VT International Growth Fund - Class IB Shares (1/00) (1/97)
VPINO     Putnam VT International New Opportunities Fund -
          Class IB Shares (1/00) (1/97)
        Royce Capital Fund
VRMCC     Micro-Cap Portfolio (1/00) (12/96)
VRPRM     Small-Cap Portfolio (1/00) (12/96)
        Wanger
VWISC     International Small Cap (1/00) (5/95)
VWUSC     U.S. Smaller Companies (1/00) (5/95

Average Annual Total Return Without Reflecting the 3% Premium Expense Charge For
Period Ending Dec. 31, 2002
                                                               Performance since                       Performance since
                                                         commencement of the subaccount            commencement of the fund
                                                                                  Since                                    Since
Subaccount  Investing in                             1 year  5 years  10 years  commencement  1 year 5 years  10 years  commencement
         AXP(R) Variable Portfolio -
VPBCA      Blue Chip Advantage Fund (1/00) (9/99)
VPBND      Bond Fund (1/00) (10/81)
VPCPR      Capital Resource Fund (1/00) (10/81)
VPCMG      Cash Management Fund (1/00) (10/81)
VPDEI      Diversified Equity Income Fund
           (1/00) (9/99)
VPEXI      Extra Income Fund (1/00) (5/96)
VPFIF      Federal Income Fund (1/00) (9/99)
VPGRO      Growth Fund (1/00) (9/99)
VPMGD      Managed Fund (1/00) (4/86)
VPNDM      New Dimensions Fund(R) (1/00) (5/96)
VPSCA      Small Cap Advantage Fund (1/00) (9/99)
         AIM V.I.
VACAP      Capital Appreciation Fund, Series I
           (1/00) (5/93)
VACDV      Capital Development Fund, Series I
           (1/00) (5/98)
VAVAL      Premier Equity Fund, Series I
           (1/00) (5/93)
         Alliance VP
VAPGR      Premier Growth Portfolio, Class B
           (1/00) (6/92)
VATEC      Technology Portfolio, Class B
           (1/00) (1/96)
VAUGH      U.S. Government/High Grade Securities
           Portfolio, Class B (1/00) (9/92)
         Baron Capital Funds Trust
VBCAS      Capital Asset Fund - Insurance Class
           (1/00) (10/98)
         Credit Suisse Trust
VWTEG      Emerging Growth Portfolio (1/00) (9/99)
         Fidelity VIP
VFGRI      Growth & Income Portfolio (Service Class)
           (1/00) (12/96)
VFMDC      Mid Cap Portfolio (Service Class)
           (1/00) (12/98)
VFOVS      Overseas Portfolio (Service Class)
           (1/00) (1/87)
         FTVIPT
VFRES      Franklin Real Estate Fund - Class 2
           (1/00) (1/89)
VFMSS      Mutual Shares Securities Fund -Class 2
           (1/00) (11/96)
VILSE      Templeton Foreign Securities Fund -
           Class 2 (3/02) (5/92)

VFISC      Templeton International Smaller Companies
           Fund - Class 2 (1/00) (5/96)
         Goldman Sachs VIT
VGCPG      Capital Growth Fund (1/00) (4/98)
VGCUS      CORE(SM) U.S. Equity Fund (1/00) (2/98)
VGGLI      Global Income Fund (1/00) (1/98)
VGINE      International Equity Fund (1/00) (1/98)
         JPMorgan
VJUDE      U.S. Disciplined Equity Portfolio (1/00) (1/95)
         Lazard Retirement Series
VLREQ      Equity Portfolio (1/00) (3/98)
VLRIE      International Equity Portfolio (1/00) (9/98)
         MFS(R)
VMNDS      New Discovery Series - Initial Class (1/00) (5/98)
VMRES      Research Series - Initial Class (1/00) (7/95)
VMUTS      Utilities Series - Initial Class (1/00) (1/95)
         Putnam Variable Trust
VPGRI      Putnam VT Growth and Income Fund -
           Class IB Shares (1/00) (2/88)
VPIGR      Putnam VT International Growth Fund -
           Class IB Shares (1/00) (1/97)
VPINO      Putnam VT International New Opportunities
           Fund -Class IB Shares (1/00) (1/97)
         Royce Capital Fund
VRMCC      Micro-Cap Portfolio (1/00) (12/96)
VRPRM      Small-Cap Portfolio (1/00) (12/96)
         Wanger
VWISC      International Small Cap (1/00) (5/95)
VWUSC      U.S. Smaller Companies (1/00) (5/95

ANNUALIZED YIELD FOR A SUBACCOUNT INVESTING IN A MONEY MARKET FUND

Annualized Simple Yield

For a subaccount investing in a money market fund, we base quotations of simple yield on:

(a) the change in the value of a hypothetical subaccount (exclusive of capital changes and income other than investment income) at the beginning of a particular seven-day period;

(b)  less a pro rata share of the subaccount expenses accrued over the period;

(c) dividing this difference by the value of the subaccount at the beginning of the period to obtain the base period return; and

(d)  multiplying the base period return by 365/7.

The subaccount's value includes:

o    any declared dividends,

o the value of any shares purchased with dividends paid during the period, and

o    any dividends declared for such shares.

It does not include:

o    the effect of any applicable surrender charge, or

o    any realized or unrealized gains or losses.

Annualized Compound Yield

We calculate compound yield using the base period return described above, which we then compound according to the following formula:

Compound Yield = [(Base Period Return + 1)(to the power of 365/7)] - 1

You must consider (when comparing an investment in subaccounts investing in money market funds with a fixed account) that fixed accounts often provide an agreed-to or guaranteed yield for a stated period of time, whereas the subaccount's yield fluctuates. In comparing the yield of the subaccount to a money market fund, you should consider the different services that the policy provides.

Annualized Yield Based on the Seven-Day Period Ending Dec. 31, 2002


Subaccount    Investing in:                                        Simple yield    Compound yield
VPCMG         AXP(R) Variable Portfolio - Cash Management Fund           %                %


ANNUALIZED YIELD FOR A SUBACCOUNT INVESTING IN AN INCOME FUND

For the subaccounts investing in income funds, we base quotations of yield on all investment income earned during a particular 30-day period, less expenses accrued during the period (net investment income) and compute it by dividing net investment income per accumulation unit by the value of an accumulation unit on the last day of the period, according to the following formula:

YIELD = 2[(a - b + 1)(to the power of 6) - 1]
        -------------------------------------
             cd

where:

a = dividends and investment income earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of accumulation units outstanding during the period that were entitled to receive dividends

d = the maximum offering price per accumulation unit on the last day of the period

The subaccount earns yield from the increase in the net asset value of shares of the fund in which it invests and from dividends declared and paid by the fund, which are automatically invested in shares of the fund.

Annualized Yield Based on the 30-Day Period Ended Dec. 31, 2002


Subaccount     Investing in:                                         Yield
VPBND         AXP(R) Variable Portfolio - Bond Fund                   __%
VPEXI         AXP(R) Variable Portfolio - Extra Income Fund           __
VPFIF         AXP(R) Variable Portfolio - Federal Income Fund         __


The yield on the subaccount's accumulation unit may fluctuate daily and does not provide a basis for determining future yields.

Independent rating or statistical services or publishers or publications such as those listed below may quote subaccount performance, compare it to rankings, yields or returns, or use it in variable life insurance illustrations they publish or prepare.

The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

Independent Auditors

The financial statements appearing in this SAI have been audited by Ernst & Young LLP (1400 Pillsbury Center, 220 South Sixth Street, Minneapolis, MN 55402) independent auditors, as stated in their report appearing herein.

Financial Information


Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of American Enterprise Life Insurance Company at Dec. 31, 200_ and 200_, and for each of the three years in the period ended Dec. 31, 200_, and the individual financial statements of the segregated asset subaccounts of the American Enterprise Variable Life Account - American Express Signature Variable Universal Life at Dec. 31, 200_, and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the SAI in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


[Updated Financial Information to be Provided on Amendment]

                            PART C: OTHER INFORMATION

Item 27. Exhibits - Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.

(a)(1) Resolution of the Executive Committee of the Board of Directors of American Enterprise Life Insurance Company establishing the Trust, dated July 15, 1987, filed electronically as Exhibit 1.A (1)(a) to the Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated herein by reference.

(a)(2) Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing the Separate Account, dated November 3, 1999, filed electronically as Exhibit 1.A
         (1)(b) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, and is incorporated herein by reference.

(a)(3)   Resolution of the Board of Directors of American  Enterprise
         Life Insurance Company establishing one subaccount - FTVIPT Templeton International Securities Fund - Class 2 dated February 28, 2002 and filed electronically as Exhibit 1. A. (1) (c) to Post-Effective Amendment No. 3 to the Registration Statement No. 333-84121 is incorporated by reference.

(b)      Not applicable.

(c)(1) Form of Selling Agreement for American Enterprise Life Insurance Company filed electronically as Exhibit 1.A. (3)(b)(1) to Post-Effective Amendment No. 1 to the Registration Statement No. 333-84121 filed on or about April 26, 2000, is incorporated herein by reference.

(d)(1) Flexible Premium Variable Life Insurance Policy (SIG-VUL) filed electronically as Exhibit 1.A (5)(a) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

(d)(2)   Accidental  Death  Benefit  Rider  filed   electronically  as  Exhibit
         1.A.(5)(b) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

(d)(3)   Additional  Insured Rider (Term  Insurance)  filed  electronically  as
         Exhibit 1.A.(5)(c) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

(d)(4) Children's Level Term Insurance Rider filed electronically as Exhibit 1.A.(5)(d) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

(d)(5) Term Insurance Rider filed electronically as Exhibit 1.A.(5)(e) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

(d)(6) Waiver of Monthly Deduction Rider for Total Disability filed electronically as Exhibit 1.A.(5)(f) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

(e)(1) Form of Application for the Flexible Premium Variable Life Insurance Policy filed electronically as Exhibit 1.A.(10) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

(f)(1) Amendment and Restatement of Articles of Incorporation of American Enterprise Life dated July 29, 1986, filed electronically as Exhibit
         6.1 to the Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated herein by reference.

(f)(2)   Amended By-Laws of American  Enterprise Life filed  electronically  as
         Exhibit 6.2 to the Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated herein by reference.

(h)(1) Copy of Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., American Enterprise Life Insurance Company, on behalf of itself and its separate accounts, and American Express Financial Advisors, Inc., dated Oct. 30, 1997 filed electronically as
         Exhibit 8.5 to Post-Effective Amendment No. 10 to Registration Statement No. 33-54471 is incorporated herein by reference.

(h)(2) Copy of Participation Agreement by and among Baron Capital Funds Trust and BAMCO, Inc. and American Enterprise Life Insurance Company, dated Sept. 1, 1999, filed electronically as Exhibit 8(j) to Post-Effective Amendment No. 2 to Registration Statement No. 333-84121, is incorporated herein by reference.

(h)(3) Copy of Participation Agreement by and among American Enterprise Life Insurance Company and Warburg Pincus Trust and Credit Suisse Asset Management Securities, Inc., dated September 1, 1999, filed electronically as Exhibit 8(p) to Post-Effective Amendment No. 2 to Registration Statement No. 333-84121, is incorporated herein by reference.

(h)(4)   Copy  of   Participation   Agreement   between   American
         Enterprise Life Insurance Company and the Variable Insurance Products Fund, Fidelity Distributors Corporation, dated September 1, 199 filed electronically as Exhibit 1.A. (8)(a) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

(h)(5)   Copy  of   Participation   Agreement   between   American
         Enterprise Life Insurance Company and the Variable Insurance Products Fund III, Fidelity Distributors Corporation, dated September 1, 1999 filed electronically as Exhibit 1.A.
         (8)(b) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

(h)(6) Copy of Participation Agreement by and between Goldman Sachs Variable Insurance Company, dated April 1, 1999, filed electronically as Exhibit 8.4(a) to Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865 is incorporated by reference.

(h)(7) Copy of Participation Agreement among Janus Aspen Series and American Enterprise Life Insurance Company, dated October 8, 1997, filed electronically as Exhibit 8.6 to Post-Effective Amendment No. 9 to Registration Statement No. 33-54471, is incorporated herein by reference.

(h)(8) Copy of Participation Agreement between Janus Aspen Series and American Enterprise Life Insurance Company, dated March 1, 2000, filed electronically as Exhibit 8.8 to Post-Effective Amendment No. 3 to Registration Statement No. 333-74865, filed on or about April 27, 2001, is incorporated by reference.

(h)(9) Copy of Participation Agreement by and among American Enterprise Life Insurance Company, American Express Financial Advisors Inc., Lazard Asset Management, and Lazard Retirement Series, Inc., dated Sept, 1, 1999, filed electronically as Exhibit 8(l) to Post-Effective Amendment No. 2 to Registration Statement No. 333-84121, is incorporated herein by reference.

(h)(10)  Copy  of  Participation   Agreement  among  MFS  Variable
         Insurance Trust, American Enterprise Life Insurance Company and Massachusetts Financial Services Company, dated Sept. 1, 1999, filed electronically as Exhibit 8(m) to Post-Effective Amendment No. 2 to Registration Statement No. 333-84121, is incorporated herein by reference.

(h)(11) Copy of Participation Agreement among Putnam Capital Manager Trust, Putnam Mutual Funds, Corp. and American Enterprise Life Insurance Company, dated Jan. 16, 1995, filed electronically as Exhibit 8.2 to Post-Effective Amendment No. 2 to Registration Statement No. 33-54471 is incorporated by herein by reference.

(h)(12) Copy of Participation Agreement by and among Royce Capital Fund and Royce & Associates, Inc. and American Enterprise Life Insurance Company dated Sept. 1, 1999, filed electronically as Exhibit 8(o) to Post-Effective Amendment No. 2 to Registration Statement No. 333-84121, is incorporated herein by reference.

(h)(13) Copy of Participation Agreement by and among Wanger Advisors Trust, Liberty Wanger Asset Management, L.P. and American Enterprise Life Insurance Company, dated August 30, 1999, filed electronically as Exhibit 8.12 to Post-Effective Amendment No. 11 to Registration Statement No. 333-85567, is incorporated herein by reference.

(i)      Not applicable

(j)      Not applicable

(k)(1)   Consent and Opinion of Counsel is filed electronically herewith.

(l)      Actuarial Consent and Opinion of Mark Gorham, F.S.A., M.A.A.A.,
         Vice President, Insurance Product Development is filed electronically herewith.

(m)      Calculations of Illustrations to be filed by amendment.

(o)(1)   Not applicable.

(p)(1)   Not applicable.

(q)(1) American Enterprise Life Insurance Company's Description of Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies filed electronically as Exhibit 11 to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

(r)(1)   Power of Attorney to sign amendments to this Registration Statement
         dated  April  25,  2001  filed   electronically   as  Exhibit  7(c)  to
         Post-Effective Amendment No. 3 to Registration Statement No. 333-84121 is incorporated herein by reference.

(r)(2) Power of Attorney to sign amendments to this Registration Statement dated April 9, 2002 filed electronically as Exhibit 7(d) to Post-Effective Amendment No. 3 to Registration Statement No. 333-84121 is incorporated herein by reference.


Item 28. Directors and Officers of the Depositor (American Enterprise Life
         Insurance Company)

Name                    Principal Business Address*    Position and Offices with Depositor
------------------------------------------------------ ----------------------------------------

Gumer C. Alvero                                        Director, Chairman of the Board and
                                                       Executive Vice President - Annuities

Douglas K. Dunning                                     Director


Lorraine R. Hart                                       Vice President, Investments


Carol A. Holton                                        Director, President and Chief
                                                       Executive Officer

Stephen M. Lobo                                        Vice President and Treasurer


Paul S. Mannweiler      201 North Illinois St.         Director
                        Indianapolis, IN  46204

Eric L. Marhoun                                        Vice President, Group Counsel and
                                                       Assistant Secretary

Mary Ellyn Minenko                                     Vice President, Group Counsel and
                                                       Assistant Secretary

James M. Odland                                        Vice President, General Counsel and
                                                       Secretary

Teresa J. Rasmussen                                    Director


Philip C. Wentzel                                      Vice President and Controller


* Unless otherwise noted, the business address is 829 AXP Financial Center, Minneapolis, MN 55474.

Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant

The following list includes the names of major subsidiaries of American Express.

                                                                                        Jurisdiction of
Name of Subsidiary                                                                      Incorporation

I. Travel Related Services
     American Express Travel Related Services Company, Inc.                             New York

II. International Banking Services

     American Express Bank Ltd.                                                         Connecticut

III. Companies engaged in Financial Services

     Advisory Capital Income, LLC                                                       Minnesota
     Advisory Capital Partners LLC                                                      Minnesota
     Advisory Capital Strategies Group Inc.                                             Minnesota
     Advisory Select LLC                                                                Delaware
     American Centurion Life Assurance Company                                          New York
     American Enterprise Investment Services Inc.                                       Minnesota
     American Enterprise Life Insurance Company                                         Indiana
     American Enterprise REO 1, LLC                                                     Minnesota
     American Express Asset Management Group Inc.                                       Minnesota
     American Express Asset Management International Inc.                               Minnesota
     American Express Asset Management International (Japan) Ltd.                       Japan
     American Express Asset Management Ltd.                                             England
     American Express Certificate Company                                               Delaware
     American Express Client Service Corporation                                        Minnesota
     American Express Corporation                                                       Delaware
     American Express Company                                                           New York
     American Express Financial Advisors Inc.                                           Delaware
     American Express Financial Advisors Japan Inc.                                     Delaware
     American Express Financial Corporation                                             Delaware
     American Express Insurance Agency of Alabama Inc.                                  Alabama
     American Express Insurance Agency of Arizona Inc.                                  Arizona
     American Express Insurance Agency of Idaho Inc.                                    Idaho
     American Express Insurance Agency of Maryland Inc.                                 Maryland
     American Express Insurance Agency of Massachusetts Inc.                            Massachusetts
     American Express Insurance Agency of Nevada Inc.                                   Nevada
     American Express Insurance Agency of New Mexico Inc.                               New Mexico
     American Express Insurance Agency of Oklahoma Inc.                                 Oklahoma
     American Express Insurance Agency of Texas Inc.                                    Texas
     American Express Insurance Agency of Wyoming Inc.                                  Wyoming
     American Express Personal Trust Services, FSB                                      Federal
     American Express Property Casualty Insurance Agency of Kentucky Inc.               Kentucky
     American Express Property Casualty Insurance Agency of Maryland Inc.               Maryland
     American Express Property Casualty Insurance Agency of Mississippi Inc.            Mississippi
     American Express Property Casualty Insurance Agency of Pennsylvania Inc.           Pennsylvania
     American Express Property Casualty Insurance Agency of Wisconsin Inc.              Wisconsin
     American Express Service Corporation                                               Delaware
     American Express Travel Related Services, Inc.                                     New York
     American Express Trust Company                                                     Minnesota
     American Partners Life Insurance Company                                           Arizona
     AMEX Assurance Company                                                             Illinois
     IDS Cable Corporation                                                              Minnesota
     IDS Cable II Corporation                                                           Minnesota
     IDS Capital Holdings Inc.                                                          Minnesota
     IDS Futures Brokerage Group                                                        Minnesota
     IDS Futures Corporation                                                            Minnesota
     IDS Insurance Agency of Utah Inc.                                                  Utah
     IDS Life Insurance Company                                                         Minnesota
     IDS Life Insurance Company of New York                                             New York
     IDS Management Corporation                                                         Minnesota
     IDS Partnership Services Corporation                                               Minnesota
     IDS Property Casualty Insurance Company                                            Wisconsin
     IDS Realty Corporation                                                             Minnesota
     Kenwood Capital Management LLC                                                     Delaware
     Northwinds Marketing Group, LLC                                                    Delaware

Item 30. Indemnification

The By-laws of American Enterprise Life Insurance Company provides that:

The Corporation shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that he is or was a Manager of Variable Annuity Fund A and B, director, officer, employee or agent of this Corporation, or is or was serving at the direction of the Corporation as a Manager of Variable Annuity Funds A and B, director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended, provided that this Article shall not indemnify or protect any such Manager of Variable Annuity Funds A and B, director officer, employee or agent against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties or by reason of his reckless disregard of his obligations and duties.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31  Principal Underwriters.

(a) American Express Financial Advisors acts as principal underwriter for the following investment companies:

     AXP California Tax-Exempt Trust; AXP Dimensions Series, Inc.; AXP Discovery Series, Inc.; AXP Equity Series, Inc.; AXP Fixed Income Series, Inc.; AXP Global Series, Inc.; AXP Government Income Series, Inc.; AXP Growth Series, Inc.; AXP High Yield Income Series, Inc.; AXP High Yield Tax-Exempt Series, Inc.; AXP Income Series, Inc.; AXP International Series, Inc.; AXP Investment Series, Inc.; AXP Managed Series, Inc.; AXP Market Advantage Series, Inc.; AXP Money Market Series, Inc.; AXP Partners Series, Inc.; AXP Partners International Series, Inc.; AXP Progressive Series, Inc.; AXP Sector Series, Inc.; AXP Selected Series, Inc.; AXP Special Tax-Exempt Series Trust; AXP Stock Series, Inc.; AXP Strategy Series, Inc.; AXP Tax-Exempt Series, Inc.; AXP Tax-Free Money Series, Inc.; Growth Trust; Growth and Income Trust; Income Trust; Tax-Free Income Trust; World Trust; American Express Certificate Company.

(b)  As to each director, officer or partner of the principal underwriter:

         Name and Principal                 Position and Offices with
         Business Address*                  Underwriter

         Ruediger Adolf                     Senior Vice President

         Gumer C. Alvero                    Vice President - General
                                            Manager Annuities

         Ward D. Armstrong                  Senior Vice President -
                                            Retirement Services and
                                            Asset Management

         Mark J. Babij                      Vice President - Finance

         John M. Baker                      Vice President - Plan
                                            Sponsor Services

         Dudley Barksdale                   Vice President - Service
                                            Development

         Timothy V. Bechtold                Vice President -
                                            Insurance Products

         Arthur H. Berman                   Senior Vice President - Finance

         Walter S. Berman                   Director, Senior Vice President -
                                            and Chief Financial Officer

         Rob Bohli                          Group Vice President -
         10375 Richmond Avenue #600         South Texas
         Houston, TX  77042

         Walter K. Booker                   Group Vice President -
         Suite 200, 3500 Market             New Jersey
         Street
         Camp Hill, NJ  17011

         Bruce J. Bordelon                  Group Vice President -
         1333 N. California Blvd.,          Northern California
         Suite 200
         Walnut Creek, CA  94596

         Douglas W. Brewers                 Vice President - Sales
                                            Support

         Kenneth J. Ciak                    Vice President and
         IDS Property Casualty              General Manager - IDS
         1400 Lombardi Avenue               Property Casualty
         Green Bay, WI  54304

         Paul A. Connolly                   Vice President - Relationship
                                            Leader Retail Distribution Services

         James M. Cracchiolo                Director, Chairman, President and
                                            Chief Executive Officer

         Colleen Curran                     Vice President and
                                            Assistant General Counsel

         Luz Maria Davis                    Vice President -
                                            Communications

         Arthur E. DeLorenzo                Group Vice President -
         4 Atrium Drive, #100               Upstate New York/Vermont
         Albany, NY  12205

         Scott M. DiGiammarino              Group Vice President -
         Suite 500, 8045 Leesburg           Washington D.C./Baltimore
         Pike
         Vienna, VA  22182

         Kenneth Dykman                     Group Vice President -
         6000 28th Street South East        Greater Michigan
         Suite 200
         Grand Rapids, MI  49546

         Bradford L. Drew                   Group Vice President -
         Two Datran Center                  Eastern Florida
         Penthouse One B
         9130 S. Dadeland Blvd.
         Miami, FL  33156

         William V. Elliot                  Vice President - Financial
                                            Planning and Advice

         Gordon M. Fines                    Vice President - Mutual
                                            Fund Equity Investments

         Brenda H. Fraser                   Executive Vice President -
                                            AEFA Products and Corporate
                                            Marketing

         Peter A. Gallus                    Vice President -
                                            Investment
                                            Administration

         Ray S. Goodner                     Vice President - Senior
                                            Portfolio Manger

         Steve Guida                        Vice President -
                                            New Business and Service

         Teresa A. Hanratty                 Senior Vice President -
         Suites 6&7                         Field Management
         169 South River Road
         Bedford, NH  03110

         Lorraine R. Hart                   Vice President -
                                            Insurance Investments

         Janis K. Heaney                    Vice President -
                                            Incentive Management

         Brian M. Heath                     Senior Vice President
         Suite 150                          and General Sales Manager
         801 E. Campbell Road
         Richardson, TX  75081

         Jon E. Hjelm                       Group Vice President -
         319 Southbridge Street             Ohio Valley
         Auburn, MA  01501

         David J. Hockenberry               Group Vice President -
         30 Burton Hills Blvd.              Mid South
         Suite 175
         Nashville, TN  37215
 `
         Carol A. Holton                    Vice President - Third
                                            Party Distribution

         Claire Huang                       Senior Vice President - Retail
                                            Marketing

         Debra A. Hutchinson                Vice President -
                                            Relationship Leader

         Diana R. Iannarone                 Group Vice President -
         3030 N.W. Expressway               Great Plains
         Suite 900
         Oklahoma City, OK  73112

         Theodore M. Jenkin                 Group Vice President -
                                            Steel Cities

         James M. Jensen                    Vice President -
                                            Advice and
                                            Retail Distribution
                                            Group, Product,
                                            Compensation and Field
                                            Administration

         Greg R. Johnson                    Vice President - Advisory Planning
                                            Anaylsis

         Jody M. Johnson                    Group Vice President -
                                            Twin Cities Metro

         Nancy E. Jones                     Vice President - Business
                                            Development

         William A. Jones                   Vice President - Technologies

         John C. Junek                      Senior Vice President,
                                            General Counsel

         Ora J. Kaine                       Vice President -
                                            Retail Distribution Services
                                            and Chief of Staff

         Michelle M. Keeley                 Senior Vice President -
                                            Fixed Income

         Raymond G. Kelly                   Group Vice President -
         Suite 250                          North Texas
         801 East Campbell Road
         Richardson, TX  75081

         Claire Kolmodin                    Vice President - Service
                                            Quality

         Mitre Kutanovski                   Group Vice President -
         Suite 680                          Chicago Metro
         8585 Broadway
         Merrillville, IN  48410

         Lori J. Larson                     Vice President -
                                            Brokerage and Direct
                                            Services

         Daniel E. Laufenberg               Vice President and Chief
                                            U.S. Economist

         Jane W. Lee                        Vice President - New
                                            Business Development and
                                            Marketing

         Catherine M. Libbe                 Vice President - Marketing
                                            & Product Services

         Stephen M. Lobo                    Vice President - Investment
                                            Risk Management and Treasurer

         Diane D. Lyngstad                  Vice President - Lead Financial
                                            Officer, U.S. Retail Group

         Tom Mahowald                       Vice President and Director of
                                            Equity Research

         Timothy J. Masek                   Vice President and
                                            Director of Fixed Income
                                            Research

         Penny Mazal                        Vice President - Business
                                            Transformation

         Mark T. McGannon                   Vice President and General
                                            Sales Manager - AEFA Products

         Brian J. McGrane                   Vice President - LFO Finance

         Dean O. McGill                     Group Vice President -
         11835 W. Olympic Blvd              Los Angeles Metro
         Suite 900 East
         Los Angeles, CA  90064

         Sarah M. McKenzie                  Vice President - Wrap and Trust
                                            Products

         Timothy S. Meehan                  Secretary

         Paula R. Meyer                     Senior Vice President and
                                            General Manager - Mutual Funds

         Barry J. Murphy                    Executive Vice President -
                                            U.S. Retail Group

         Thomas V. Nicolosi                 Group Vice President -
         Suite 220                          New York Metro Area
         500 Mamaroneck Ave.
         Harrison, NY  10528

         Patrick H. O'Connell               Group Vice President -
                                            Southern New England

         Francois B. Odouard                Vice President - Brokerage

         Michael J. O'Keefe                 Vice President -
                                            Advisory Business Systems

         Carla P. Pavone                    Vice President -
                                            Strategic Products

         Kris Petersen                      Vice President - SPS and
                                            External Products

         John G. Poole                      Group Vice President -
         Westview Place, #200               Gateway/Springfield
         12323 Olive Blvd.
         Creve Couer, MO  63141


         Larry M. Post                      Group Vice President -
         One Tower Bridge                   New England
         100 Front Street 8th Fl
         West Conshohocken, PA
         19428

         Ronald W. Powell                   Vice President and
                                            Assistant General Counsel

         Teresa J. Rasmussen                Vice President and
                                            Assistant General Counsel

         Ralph D. Richardson III            Group Vice President -
         Suite 800                          Carolinas
         Arboretum Plaza One
         9442 Capital of Texas
         Hyw. N.
         Austin, TX  78759

         Daniel J. Rivera                   Vice President - Senior
                                            Portfolio Manager

         ReBecca K. Roloff                  Senior Vice President -
                                            Field Management and
                                            Financial Advisory
                                            Services

         Stephen W. Roszell                 Senior Vice President -
                                            Institutional

         Maximillian G. Roth                Group Vice President -
         Suite 201 S. IDS Ctr               Wisconsin/Upper Michigan
         1400 Lombardi Avenue
         Green Bay, WI  54304

         Diane M. Ruebling                  Group Vice President -
                                            Western Frontier

         Russell L. Scalfano                Group Vice President -
         Suite 201                          Illinois/Indiana/Kentucky
         101 Plaza East Blvd.
         Evansville, IN  47715

         Andrew C. Schell                   Vice President - Client Development
                                            and Migration

         Peter B. Schofield                 Vice President - Auditing

         Bridget Sperl                      Senior Vice President -
                                            Client Service

         Paul J. Stanislaw                  Group Vice President -
         Suite 1100                         Southern California/Hawaii
         Two Park Plaza
         Irvine, CA  92714

         Lisa A. Steffes                    Vice President -
                                            Marketing Offer
                                            Development

         David K. Stewart                   Vice President - AEFA Controller

         Lois A. Stilwell                   Group Vice President -
         Suite 433                          Greater Minnesota
         9900 East Bren Rd.                 Area/Iowa
         Minnetonka, MN  55343

         Caroline Stockdale                 Senior Vice President - Relationship
                                            Leader of Human Resources

         Jeffrey J. Stremcha                Vice President -
                                            Information Resource
                                            Management/ISD

         John T. Sweeney                    Vice President - Lead Financial
                                            Officer, Products

         Timothy N. Tanner                  Vice President - Technologies

         Craig P. Taucher                   Group Vice President -
         Suite 150                          Georgia/North Florida
         4190 Belfort Rd.
         Jackonville, FL  32216

         Neil G. Taylor                     Group Vice President -
         Suite 425                          Pacific Northwest
         101 Elliot Avenue West
         Seattle, WA  98119

         William F. Truscott                Senior Vice President -
                                            Chief Investment Officer

         George F. Tsafaridis               Vice President - Quality &
                                            Service Support

         Janet M. Vandenbark                Group Vice President -
         3951 Westerre Parkway, Suite 250   Virginia
         Richmond, VA 23233

         Peter S. Velardi                   Senior Vice President -
                                            Field Management

         Charles F. Wachendorfer            Group Vice President -
         Suite 100                          Detroit Metro
         Stanford Plaza II
         7979 East Tufts Ave. Pkwy.
         Denver, CO  80237

         Andrew O. Washburn                 Vice President -
                                            Mutual Fund Marketing

         Donald F. Weaver                   Group Vice President -
         3500 Market Street,                Eastern Pennsylvania/
         Suite 200                          Delaware
         Camp Hill, PA  17011

         Beth E. Weimer                     Vice President and
                                            Chief Compliance Officer

         William J. Williams                Senior Vice President -
                                            Field Management

         Dianne Wilson                      Vice President - Insurance
                                            Operations

         Michael D. Wolf                    Vice President - Senior
                                            Portfolio Manager

         Michael R. Woodward                Senior Vice President -
         32 Ellicott St                     Field Management
         Suite 100
         Batavia, NY  14020

         Doretta R. Wright                  Vice President -
                                            Brokerage Marketing

         David L. Yowan                     Vice President and
         40 Wall Street                     Treasurer
         19th Floor
         New York, NY  10004

         Rande L. Zellers                   Group Vice President -
         1 Galleria Blvd., Suite 1900       Delta States
         Metairie, LA  70001

* Business address is 70100 AXP Financial Center, Minneapolis, MN unless otherwise noted.

Item 32. Location of Accounts and Records

The accounts and records of the Registrant are located at the offices of the Depositor (American Enterprise Life Insurance Company) at 829 AXP Financial Center Minneapolis, Minnesota 55474.

Item 33. Management Services

Not Applicable.

Item 34. Fee Representation

The Depositor represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, American Enterprise Life Insurance Company, on behalf of the Registrant, has duly caused this Registration Statement to be signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in the City of Minneapolis, and State of Minnesota on the 28th day of February, 2003.

American Enterprise Variable Life Separate Account
      (Registrant)

By American Enterprise Life Insurance Company
      (Sponsor)

By    /s/  Carol A. Holton*
           -----------------
           Carol A. Holton
           President and Chief
           Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on the 28th day of February, 2003.

Signature                                           Title

/s/  Gumer C. Alvero*                     Director, Chairman of the Board and
     --------------------                 Executive Vice President - Annuities
     Gumer C. Alvero

/s/  Douglas K. Dunning**                 Director
     --------------------
     Douglas K. Dunning

/s/  Carol A. Holton*                     Director, President and Chief
     --------------------                 Executive Officer
     Carol A. Holton

/s/  Paul S. Mannweiler*                  Director
     --------------------
     Paul S. Mannweiler

/s/  James M. Odland**                    Vice President, General Counsel and
     -------------------                  Secretary
     James M. Odland

/s/  Teresa J. Rasmussen*                 Director
     --------------------
     Teresa J. Rasmussen

/s/  Philip C. Wentzel*                   Vice President and Controller
     --------------------
     Philip C. Wentzel

/s/  David L. Yowan*                      Vice President and Treasurer
     --------------------
     David L. Yowan


 * Signed pursuant to Power of Attorney dated April 25, 2001 filed electronically as Exhibit 7(c) to Post-Effective Amendment No. 3 to the Registration Statement on Form S-6, File No. 333-84121 and incorporated herein by reference.

** Signed pursuant to Power of Attorney dated April 9, 2002 filed electronically as Exhibit 7(d) to Post-Effective Amendment No. 3 to the Registration Statement on Form S-6, File No. 333-84121 and incorporated herein by reference.

By:


/s/ Mary Ellyn Minenko
-----------------------
    Mary Ellyn Minenko
    Counsel